UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07458
Tweedy, Browne Fund Inc.

(Exact name of registrant as specified in charter)
350 Park Avenue, 9th Floor
New York, NY 10022

(Address of principal executive offices) (Zip code)
M. Gervase Rosenberger
Tweedy, Browne Company LLC
350 Park Avenue, 9th Floor
New York, NY 10022

(Name and address of agent for service)
registrant’s telephone number, including area code: 212-916-0600
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.
TWEEDY, BROWNE FUND INC.
ANNUAL REPORT
Tweedy, Browne Global Value Fund
Tweedy, Browne Global Value Fund II — Currency Unhedged
Tweedy, Browne Value Fund
Tweedy, Browne Worldwide High Dividend Yield Value Fund

TWEEDY, BROWNE FUND INC.

Annual Report	II-1

Tweedy, Browne Fund Inc.
Investment Adviser’s Note	II-2
Expense Information	II-6

Tweedy, Browne Global Value Fund
Portfolio Highlights	II-7
Perspective on Assessing Investment Results	II-8
Portfolio of Investments	II-9
Sector Diversification	II-11
Portfolio Composition	II-11
Schedule of Forward Exchange Contracts	II-11

Tweedy, Browne Global Value Fund II — Currency Unhedged
Portfolio Highlights	II-13
Perspective on Assessing Investment Results	II-14
Portfolio of Investments	II-15
Sector Diversification	II-17
Portfolio Composition	II-17

Tweedy, Browne Value Fund
Portfolio Highlights	II-18
Perspective on Assessing Investment Results	II-19
Portfolio of Investments	II-20
Sector Diversification	II-21
Portfolio Composition	II-21
Schedule of Forward Exchange Contracts	II-21

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Portfolio Highlights	II-22
Perspective on Assessing Investment Results	II-23
Portfolio of Investments	II-24
Sector Diversification	II-25
Portfolio Composition	II-25

Tweedy, Browne Fund Inc.
Statements of Assets and Liabilities	II-26
Statements of Operations	II-27
Statements of Changes in Net Assets	II-28
Financial Highlights	II-30
Notes to Financial Statements	II-32
Investment in the Fund by the Investment Adviser and Related Parties	II-37
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm	II-40
Other Information	II-41

TWEEDY, BROWNE FUND INC.
Tweedy, Browne Global Value Fund
Tweedy, Browne Global Value Fund II — Currency Unhedged
Tweedy, Browne Value Fund
Tweedy, Browne Worldwide High Dividend Yield Value Fund
ANNUAL REPORT
March 31, 2011

TWEEDY, BROWNE FUND INC.
Investment Adviser’s Note (Unaudited)
The budget should be balanced, the treasury should be refilled, public debt should be reduced, the arrogance of officialdom should be tempered and controlled, and the assistance to foreign lands should be curtailed lest Rome become bankrupt.
— Cicero, 55 B.C.
To Our Shareholders:
     The more things change, the more they seem to stay the same. This certainly appears to be true in politics and capital markets. Two years from the bottom of perhaps the most serious financial crisis since the Great Depression, the above reputed admonition of Cicero seems to have taken hold in the body politic around the globe, and with good reason. Perhaps this is why global equity markets displayed unusual resiliency in 2010, shrugging off a multitude of worries, including a massive and growing fiscal deficit here in the U.S., the BP oil spill, the flash crash, the financial crisis in Southern Europe, continued sluggishness in employment and housing, and, at our fiscal year-end, increasing violence in Northern Africa and the Middle East together with the disastrous earthquake and tsunami in Japan, to once again finish the year on a high note.
     Despite persistent macroeconomic uncertainty, businesses around the globe have continued to adjust quickly to the new economic realities, rationalizing assets, both fixed and human, carefully managing working capital and strengthening balance sheets. Corporate earnings in general are once again quite strong, and corporate cash reserves remain at or near record levels. Equity markets have responded in kind around the globe, rising like a veritable phoenix over the last two years from the depths of the Great Recession, and the performance of the Tweedy, Browne mutual Funds have also responded favorably. 2010 was another good year for our shareholders.
Performance Results
     The S&P 500 and the MSCI EAFE Index in U.S. dollars are now up around 100% from the depths of the financial crisis and the lows of early March 2009. Our Funds have performed surprisingly well during this very robust period in equity markets. Our relative outperformance in 2008 was not surprising, since most value investors like us tend to hold up better when the market goes into a tailspin. However, it was unexpected that our Funds would do as well as they did in 2009 and 2010 as the markets returned to risk with a vengeance. This was in part due to our paring back of financials in late 2007 and 2008, and the redeployment of the resulting cash in what we consider to be more transparent, better businesses that were punished by the market downdraft and became unusually cheap during the heat of the crisis. In many respects, we think it was a generational opportunity to buy wonderful businesses, and we were fortunate to have the cash available to do it.
     With the first calendar quarter’s advance, the Tweedy, Browne Global Value Fund is only 6.5% shy of recouping the decline it experienced during the financial crisis (Oct. ‘07 —Mar. ‘09), while the Value Fund is already in the black by roughly 3.5%. The Worldwide High Dividend Yield Value Fund is only 0.28% away from drawing even as well. Market indices such as the MSCI EAFE Index and the MSCI World Index have considerably further to go to get back to even.
     Our two newer Funds, the Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Tweedy, Browne Global Value Fund II — Currency Unhedged, have also performed satisfactorily with each Fund besting its benchmark index on an annualized return basis net of fees by 308 and 274 basis points, respectively, since inception.
     Presented below are investment results of the four Tweedy, Browne mutual Funds, through March 31, 2011, with comparisons to the indices we consider relevant.*

	Tweedy, Browne Global Value Fund
			Return after	MSCI
		Return	Taxes on	EAFE	MSCI
	Return	after	Distributions &	Index(1)(2)	EAFE
Period Ended	before	Taxes on	Sale of Fund	(Hedged	Index(1)(2)
3/31/11	Taxes*	Distributions**	Shares**	to US$)	(in US$)

3 Months	1.43%	1.43%	0.93%	0.89%	3.37%
6 Months	8.43	8.49	6.01	6.67	10.20
1 Year	10.59	10.64	7.42	2.28	10.42
3 Years	2.57	1.99	2.28	-1.71	-3.01
5 Years	3.23	2.56	2.89	-1.48	1.30
10 Years	6.53	6.02	5.74	1.41	5.38
15 Years	9.41	8.20	7.88	4.60	4.73
Since Inception (6/15/93)(3)	10.24	9.16	8.79	5.29	5.53
Total Annual Fund Operating Expense Ratios as of 3/31/10 and 3/31/11 were 1.41% and 1.40%, respectively†

	Tweedy, Browne Global Value Fund II —
	Currency Unhedged
			Return after		MSCI
		Return	Taxes on	MSCI	EAFE
	Return	after	Distributions &	EAFE	Index(1)(2)
Period Ended	before	Taxes on	Sale of Fund	Index(1)(2)	(Hedged
3/31/11	Taxes*	Distributions**	Shares**	(in US$)	to US$)

3 Months	3.97%	3.97%	2.58%	3.37%	0.89%
6 Months	9.08	8.96	6.05	10.20	6.67
1 Year	13.00	12.88	8.61	10.42	2.28
Since Inception (10/26/09)(3)	11.02	10.94	9.40	8.28	6.48
Gross Annual Operating Expense Ratios as of 3/31/10 and 3/31/11 were 2.57% and 1.63%, respectively†‡
Net Annual Operating Expense Ratios as of 3/31/10 and 3/31/11 were 1.38% and 1.42%, respectively†‡

	Tweedy, Browne Value Fund
			Return after	MSCI
		Return	Taxes on	World
	Return	after	Distributions &	Index(1)(4)
Period Ended	before	Taxes on	Sale of Fund	(Hedged
3/31/11	Taxes*	Distributions**	Shares**	to US$)	S&P 500(1)(5)

3 Months	2.80%	2.80%	1.82%	3.53%	5.92%
6 Months	10.57	9.58	8.14	12.18	17.31
1 Year	8.77	7.79	6.95	9.30	15.65
3 Years	4.79	3.74	3.90	0.35	2.36
5 Years	3.81	2.60	3.11	—	2.63
10 Years	3.94	2.98	3.22	—	3.29
15 Years	7.39	6.38	6.25	—	6.79
Since Inception (12/8/93)(3)	8.69	7.77	7.54	—	8.25
Total Annual Fund Operating Expense Ratios as of 3/31/10 and 3/31/11 were 1.43% and 1.40%, respectively†

	Tweedy, Browne Worldwide
	High Dividend Yield Value Fund
			Return after
		Return	Taxes on	MSCI
	Return	after	Distributions &	World
Period Ended	before	Taxes on	Sale of Fund	Index(1)(4)
3/31/10	Taxes*	Distributions**	Shares**	(in US$)

3 Months	5.66%	5.66%	3.68%	4.80%
6 Months	10.45	10.30	6.98	14.18
1 Year	13.03	12.77	9.00	13.45
3 Years	2.05	1.42	1.46	-0.25
Since Inception (9/5/07)(3)	0.94	0.41	0.57	-2.14
30-Day Standardized Yield (Subsidized) as of 3/31/11: 2.39%
30-Day Standardized Yield (Unsubsidized) as of 3/31/11: 2.36%
Gross Annual Fund Operating Expense Ratios as of 3/31/10 and 3/31/11 were 1.47% and 1.40%, respectively†‡
Net Annual Operating Expense Ratios as of 3/31/10 and 3/31/11 were 1.38% and 1.38%, respectively†‡

*	The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Please visit www.tweedy.com to obtain performance data, which is current to the most recent month end. See page II-5 for footnotes 1 through 5, which describe the indices and inception dates of the Funds. Results are annualized for all periods greater than one year.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions are adjusted for federal income taxes associated with fund distributions, but do not reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Returns after taxes on distributions and sale of fund shares are adjusted for federal income taxes associated with fund distributions and reflect the federal income tax impact of gains or losses recognized when fund shares are sold. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

†	The Funds do not impose any front-end or deferred sales charge. However, the Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II — Currency Unhedged and Tweedy, Browne Worldwide High Dividend Yield Value Fund impose a 2% redemption fee on redemption proceeds for redemptions or exchanges made within 60 days of purchase. Performance data does not reflect the deduction of the redemption fee, and if reflected, the redemption fee would reduce the performance data quoted for periods of 60 days or less. The expense ratios shown above reflect the inclusion of acquired fund fees and expenses and may differ from those shown in the Funds’ financial statements.

‡	Tweedy, Browne Company LLC (the “Adviser”) has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Worldwide High Dividend Yield Value Fund and Global Value Fund II — Currency Unhedged to the extent necessary to maintain the total annual fund operating expenses (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37%. This arrangement will continue at least through December 31, 2012. In this arrangement the Worldwide High Dividend Yield Value Fund and Global Value Fund II —Currency Unhedged have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% on an annualized basis. The performance data shown above would be lower had fees and expenses not been waived and/or reimbursed.
Please note that individual companies discussed herein represent holdings in the Tweedy, Browne Funds, but are not necessarily held in all four Tweedy, Browne Funds. See the attached Portfolios of Investments for the Funds’ holdings in each of these companies.
Our Funds’ Portfolios
     Since our last report in September 2010, global equity markets have had quite a run. The MSCI World Index is up in double digits in both hedged and unhedged currency. Our Funds also did quite well during this period. Our returns in local currency, i.e., how our stocks performed independent of the impact of foreign currency, were driven in large part by continued strong returns in our branded consumer products companies. Most notable were tobacco stocks, such as Philip Morris International and British American Tobacco, and our food and beverage holdings, including Nestle, Diageo, Heineken, and two of our Mexican Coca-Cola bottlers, Embotelladoras Arca and Contal, which announced that they were merging in January. Our financial stocks also produced very good returns during this period, more specifically, bank stocks such as Bangkok Bank and Bank of New York Mellon; the publicly traded diversified holding company, Leucadia

National; insurance holdings such as the large German reinsurer, Munich Re; the French life insurance company, CNP Assurances; the Swiss multi-line insurer, Zurich Financial; and the U.S.-based insurance broker, Brown & Brown. Our oil and gas stocks continued to produce strong returns as well, as oil prices continued to increase. As the global economy developed some momentum, several of our media and industrial holdings continued their rather robust recovery, including companies such as Axel Springer, the German publishing company; Gestevision Telecinco, the Spanish television broadcaster; Linde, the German industrial gas company; and Union Pacific, the U.S.-based Western rail company.
     There were only a modest number of companies in our Funds’ portfolios that produced negative returns over the last six months. This group included pharmaceutical holdings such as Novartis, Johnson & Johnson, and Roche, and some of our Japanese and Korean holdings such as Canon, T. Hasegawa, and Samchully. With rising concerns about their future pricing power and the expiration of patents, pharmaceutical companies these days trade in the stock market like utility stocks, i.e., at low price/earnings ratios and high dividend yields. Novartis, J&J and Roche all trade today around 10 times earnings and have dividend yields between 3.5% and 5%, but we believe characterizing them as utilities would be a mistake. Novartis and J&J have valuable consumer products businesses to complement their ethical drug businesses, and Roche, with its acquisition of Genentech, is the industry leader in biological pharmacology. None of these companies face the patent cliffs of companies like Pfizer and Eli Lilly, and all of them have exciting new drugs in their pipeline. We believe they should continue to grow as baby boomers move into retirement, and we are being paid a very attractive and growing dividend while we wait for market sentiment to change.
     Our rather modest position in Japanese stocks produced solid returns since our last report despite a relatively small decline at quarter end due in large part to the tragic earthquake and its nuclear aftermath. The Japanese situation is unfolding, and still quite uncertain. The potential for electrical power shortages and the implications it has for production are serious concerns, along with the impact on Japanese consumer consumption. That said, our exposure is reasonable, and we are comfortable with the investments we have made. The majority of our Japanese exposure is in companies that are major exporters, which leaves them less dependent upon domestic demand. The next couple of quarters will be difficult, but the resilience of the Japanese people and their industries over the longer term has been enviable.
The Specter of Inflation
     Concern over the prospects for inflation seem increasingly widespread today, with the notable exception of our Federal Reserve, where Ben Bernanke continues to print dollars in an effort to boost what has been, to date, a rather sluggish recovery. In fact, Bernanke has suggested on more than one occasion that we have too little inflation. On the other side of the table, Paul Ryan, the Ranking Member of the House Budget Committee, said recently, “The inflation dynamic can be quick to materialize and painful to eradicate once it takes hold. It’s hard to overstate the consequences of getting this wrong.”b Echoing Ryan’s concerns, the European Central Bank (ECB), the Chinese, and even countries such as Brazil, have begun to raise their interest rates in an attempt to dampen this threat to purchasing power.
     To that end, last Fall in our Semi-Annual Report, we went to great pains to point out the impact that even modest levels of inflation can have on purchasing power over time. As you will recall, assuming an annual inflation rate of 4% and a ten year time horizon, $1,000 today would have purchasing power of approximately $664.83 in ten years time, representing a decline in purchasing power of 33.5%.
     While inflation has remained at relatively low levels for many years now, we have had plenty of inflation in the past and we think that given our country’s increasing fiscal deficits and aggressive monetary policies, the probabilities that it could once again raise its ugly head have increased of late. The last serious bout of inflation that we faced was back in the 1970s. As we pointed out in our Semi-Annual Report, Ibbotson-Sinquefield data indicates that for the ten-year period 1973 to 1982, inflation was running at an average annual rate of 8.7% per year. From 1977 to 1981 inflation increased at 10.1% per year. Prices more than doubled over this ten-year period, effectively wiping out much of our dollar’s purchasing power. Our country has had other periods of hyper-inflation, including during both the Revolutionary and Civil Wars and, according to Jason Zweig, we have not been alone. “Since 1960, 69% of the world’s market-oriented countries have suffered at least one year in which inflation ran at an annualized rate of 25% or more. On average, those inflationary periods destroyed 53% of an investor’s purchasing power.”c
     Today, there is increasing evidence that inflation may be headed our way. Inflation rates are climbing all over the world, particularly in the emerging markets, fueled in large part by surging commodity and food prices. According to the February 3, 2011 issue of The Economist, inflation stands at 4.6% in China, 5.9% in Brazil and almost 10% in India.d Euro-zone inflation rose to 2.4% in January, above targeted levels. The UK inflation rate hit 3.7% in December and the Governor of the Bank of England has warned that it is expected to climb to as much as 4% to 5%. This rising tide of inflation has yet to really hit the beaches of America, where a high unemployment rate and a soft housing market continue to keep the lid on prices. Nevertheless, according to The Wall Street Journal, consumer prices were up 1.6% in January year over year, which was the biggest increase in that index in 8 months. The price of gasoline, together with many popular food items, has gone up, while service sector inflation remains low, keeping overall inflation rates at seemingly benign levels.b

Very truly yours, TWEEDY, BROWNE COMPANY LLC William H. Browne Thomas H. Shrager John D. Spears Robert Q. Wyckoff, Jr. Managing Directors

May 6, 2011

References:
a.	Kharas, Homi & Gertz, Geoffrey, Wolfensohn Center for Development at Brookings, “The New Global Middle Class: A Cross-Over from West to East.” Draft version of Chapter 2 in “China’s Emerging Middle Class: Beyond Economic Transformation” (Cheng Li, editor), Washington, DC, Brookings Institution Press, 2010 (forthcoming), pp. 5-6 (chart), p. 7 (quote).

b.	Hilsenrath, John and Lahart, Justin, “Split in Economy Keeps Lid on Prices,” The Wall Street Journal, February 18, 2011.

c.	Benjamin Graham with New Commentary from Jason Zweig, The Intelligent Investor (HarperCollins, Revised Edition, 2003) pp. 59-60.

d.	“Parsing Prices.” The Economist, February 3, 2011.
Portfolio company data and information contained herein was generally sourced from proprietary research, Wall Street reports, the companies’ annual reports, and in some instances, financial press coverage.

Footnotes:

(1)	Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2)	MSCI EAFE Index US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Index Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3)	Inception dates for the Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund were June 15, 1993, October 26, 2009, December 8, 1993, and September 5, 2007, respectively. Information with respect to MSCI EAFE indexes used is available at month end only; therefore the closest month end to the Global Value Fund’s inception date, May 31, 1993, was used.

(4)	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index (US$) reflects the return of this index for a US dollar investor. MSCI World Index (Hedged to US$) consists of the results of the MSCI World Index with its foreign currency exposure hedged 100% back into US dollars. The index accounts for interest rate differentials in forward currency exchange rates. Results for this index are inclusive of dividends and net of foreign withholding taxes. We include results of the MSCI World Index for the Value Fund since November 30, 2006, which was the approximate date of the Value Fund’s mandate change from a restriction of 20% non-US investments.

(5)	S&P 500 Index is an unmanaged capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
Current and future portfolio holdings are subject to risk. Investing in foreign securities involves additional risks beyond the risks of investing in U.S. securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well known companies may be more volatile than those of larger companies. Value investing involves the risk that the market will not recognize a security’s intrinsic value for a long time, or that a security thought to be undervalued may actually be appropriately priced when purchased. Please refer to the Funds’ prospectus for a description of risk factors associated with investments in securities which may be held by the Funds.
Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II — Currency Unhedged, Tweedy, Browne Value Fund, and Tweedy, Browne Worldwide High Dividend Yield Value Fund are distributed by Tweedy, Browne Company LLC.
This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

TWEEDY, BROWNE FUND INC.
Expense Information (Unaudited)
     A shareholder of the Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund or Worldwide High Dividend Yield Value Fund (collectively, the “Funds”) incurs two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of October 1, 2010 to March 31, 2011.
     Actual Expenses The first part of the table presented below, under the heading “Actual Expenses”, provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses paid during this period.
     Hypothetical Example for Comparison Purposes The second part of the table presented below, under the heading “Hypothetical Expenses”, provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Funds for the period. This information may be used to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table below are meant to highlight a shareholder’s ongoing costs only and do not reflect redemption fees. Redemptions from the Global Value Fund, the Global Value Fund II — Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Funds. There are no other transactional expenses associated with the purchase and sale of shares charged by any of the Funds, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges. Therefore, the second part of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included a shareholder’s costs would have been higher.

				Hypothetical Expenses
	Actual Expenses			(5% Return before Expenses)
			Expenses			Expenses
	Beginning	Ending	Paid during	Beginning	Ending	Paid during
	Account	Account	Period*	Account	Account	Period*
	Value	Value	10/1/10 –	Value	Value	10/1/10 –	Expense
	10/1/10	3/31/11	3/31/11	10/1/10	3/31/11	3/31/11	Ratio

Global Value Fund	$1,000	$1,106	$7.30	$1,000	$1,018	$6.99	1.39%
Global Value Fund II — Currency Unhedged	$1,000	$1,130	$7.28	$1,000	$1,018	$6.89	1.37%
Value Fund	$1,000	$1,088	$7.23	$1,000	$1,018	$6.99	1.39%
Worldwide High Dividend Yield Value Fund	$1,000	$1,130	$7.28	$1,000	$1,018	$6.89	1.37%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by 365 (to reflect the one-half year period).

Tweedy, Browne
Global Value Fund
Portfolio Highlights as of March 31, 2011 (Unaudited)
Investment Strategy
     The Tweedy, Browne Global Value Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of non-U.S. marketable equity securities, although investments in U.S. securities are permitted and will be made when opportunities in the U.S. appear more attractive. Investments are focused in developed markets, and where practicable, perceived foreign currency exposure is hedged back into the U.S. dollar. The Global Value Fund is a pure no-load fund with no 12b-1 provisions.
Hypothetical Illustration of $10,000 Invested in
Tweedy, Browne Global Value Fund vs. Morgan Stanley Capital
International (“MSCI”) Europe, Australasia and Far East (“EAFE”)
Index (in US$ and Hedged to US$)
6/15/93 through 3/31/11
MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes. Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.
Average Annual Total Return*

		Without
The Fund	Actual	Waivers**

Inception (6/15/93) through 3/31/11	10.24%	10.24%
Year Ended 3/31/11	10.59%	10.59%
Aggregate Total Return*

	Year Ended	Inception (6/15/93)
	3/31/11	through 3/31/11

The Fund	10.59%	466.27%
MSCI EAFE (in US$)	10.42%	161.20%
MSCI EAFE (Hedged to US$)	2.28%	150.75%

Note:	The performance shown represents past performance and is not a guarantee of future results. The Fund’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.

*	Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.

**	The Adviser waived a portion of its fee from June 15, 1993 through March 31, 1994. The Administrator waived a portion of its fee from February 15, 1997 through May 15, 1997.

Tweedy, Browne Global Value Fund
Perspective on Assessing Investment Results (Unaudited)
March 31, 2011
     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the results of two appropriate broad-based securities indices, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-US currencies are unhedged) and MSCI EAFE Index hedged into US dollars. Although we believe this comparison may be useful, the historical results of the MSCI EAFE indices in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”
     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.
Mr. Shahan concluded:
Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund
Portfolio of Investments
March 31, 2011

		Value
Shares		(Note 2)
	COMMON STOCKS—95.2%

	Canada—1.3%
750,000	National Bank of Canada, Toronto	$60,747,880

	Czech Republic—0.0%†
2,800	Philip Morris CR a.s.	1,686,801

	Finland—3.0%
2,485,385	Kone Oyj, Class B	143,197,001

	France—7.5%
7,745,736	CNP Assurances	164,660,231
600,949	Teleperformance	22,688,987
2,757,370	Total SA	168,082,689

		355,431,907

	Germany—15.0%
2,289,458	Henkel AG & Company, KGaA	119,773,609
957,807	Krones AG ††	69,320,614
42,354	KSB AG	36,772,074
771,000	Linde AG	121,940,696
1,034,003	Muenchener Rueckversicherungs-Gesellschaft AG	162,876,713
1,242,000	Springer (Axel) Verlag AG	201,016,220

		711,699,926

	Hong Kong—1.1%
2,002,500	Jardine Strategic Holdings Ltd.	53,466,750

	Ireland—0.0%†
1,111,317	Unidare PLC* ††	94,624

	Italy—1.9%
144,268	Buzzi Unicem SPA	2,104,638
4,467,000	Mediaset SPA	28,424,692
5,000,000	Mondadori (Arnoldo) Editore SPA ††	19,512,680
4,795,392	Sol SPA*	37,904,740

		87,946,750

	Japan—6.0%
545,600	Aica Kogyo Company Ltd.	7,175,483
1,594,700	Canon, Inc.	69,652,679
306,800	Daikoku Denki Company Ltd.	3,698,036
200,000	Daiwa Industries Ltd.	1,049,710
2,064,000	Fujitec Company Ltd.	10,982,432
446,600	Fukuda Denshi Company Ltd.	13,821,537
1,073,600	Hi-Lex Corporation	18,135,135
1,577,500	Honda Motor Company Ltd.	59,479,820
122,700	Kaga Electronics Company Ltd.	1,449,364
321,000	Katsuragawa Electric Company Ltd. ††	619,691
133,000	Kawasumi Laboratories, Inc.	922,720
1,329,500	Kuroda Electric Company Ltd.	16,602,709
69,100	Mandom Corporation	1,691,649
21,670	Medikit Company Ltd.	6,523,486
14,800	Milbon Company Ltd.	410,357
307,100	Mirai Industry Company Ltd.	3,571,964
162,780	Nippon Kanzai Company Ltd.	2,824,296
305,800	Nippon Konpo Unyu Soko Company Ltd.	3,427,705
72,700	Ryoyo Electro Corporation	755,245
349,200	Sangetsu Company Ltd.	8,127,495
100,400	SEC Carbon Ltd.	529,377
400,000	Shinko Shoji Company Ltd.	3,518,340
151,400	SK Kaken Company Ltd.	5,297,539
375,300	T. Hasegawa Company Ltd.	6,108,587
1,281,300	Takata Corporation	36,794,088
200,000	Tomen Electronics Corporation	2,770,270

		285,939,714

	Mexico—4.4%
1,327,219	Coca-Cola Femsa SA de CV, Sponsored ADR †††	102,182,591
7,925,000	Embotelladoras Arca SA de CV	45,917,046
17,545,320	Grupo Continental SA	59,234,657

		207,334,294

	Netherlands—9.7%
2,093,000	Akzo Nobel NV	143,994,551
23,620	Crown Van Gelder Gemeenschappelijk Bezit NV	197,428
3,998,000	Heineken Holding NV	192,447,756
350,000	Imtech NV	13,008,217
975,000	Telegraaf Media Groep NV	20,152,518
307,955	TKH Group NV	8,878,065
2,568,554	Unilever NV, CVA	80,646,625

		459,325,160

	Norway—1.6%
2,600,000	Schibsted ASA	76,283,274

	Singapore—2.0%
19,881,000	Fraser and Neave Ltd.	94,791,599

	South Korea—2.5%
150,900	Daegu Department Store Company Ltd. ††	1,650,759
11,330	Daehan City Gas Company Ltd.	294,883
90,974	Hanil Cement Company Ltd.	4,660,868
15,347	Ottogi Corporation	1,832,770
64,911	Samchully Company Ltd.	5,917,407
48,190	SK Gas Company Ltd.	1,748,450
241,172	SK Telecom Company Ltd.	35,946,599
3,437,422	SK Telecom Company Ltd., ADR	64,657,908

		116,709,644

	Spain—2.2%
9,253,000	Gestevision Telecinco SA ††	106,071,968

	Sweden—0.0%†
63,360	Cloetta Fazer AB, B Shares	381,663

	Switzerland—18.1%
186,990	Coltene Holding AG	10,219,708
638,000	Compagnie Financiere Richemont AG	36,996,120
354,835	Daetwyler Holding AG, Bearer	32,541,571
16,917	Loeb Holding AG	3,605,853
3,500,000	Nestle SA, Registered	201,426,463
8	Neue Zuercher Zeitung ††	729,081
2,416,530	Novartis AG, Registered	131,597,010
44,501	Phoenix Mecano AG	32,833,989
185,918	PubliGroupe SA, Registered* ††	24,447,653
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund
Portfolio of Investments
March 31, 2011

		Value
Shares		(Note 2)
	Switzerland (continued)
984,000	Roche Holding AG	$141,116,904
182,827	Siegfried Holding AG* ††	19,434,799
5,000	Sika AG, Bearer	12,089,414
432,618	Tamedia AG	54,854,553
120	Zehnder Group AG	341,040
568,000	Zurich Financial Services AG	159,624,857

		861,859,015

	Thailand—1.1%
8,840,900	Bangkok Bank Public Company Ltd.,
	NVDR	50,277,229

	United Kingdom—9.6%
1,521,000	AGA Foodservice Group PLC	3,047,607
2,453,599	BBA Group PLC	7,991,844
1,882,980	British American Tobacco PLC	75,518,389
1,788,700	Carclo PLC*	8,128,497
2,775,758	Daily Mail & General Trust, Class A	21,988,927
8,225,426	Diageo PLC, Sponsored ADR	156,241,520
4,842,645	G4S PLC	19,825,458
1,397,625	Headlam Group PLC	6,715,364
3,789,400	Provident Financial PLC	58,312,463
5,008,221	TT Electronics PLC	13,727,748
2,849,351	Unilever PLC	86,779,922

		458,277,739

	United States—8.2%
75,700	American National Insurance Company	5,993,169
1,094,821	Baxter International, Inc.	58,868,525
436	Berkshire Hathaway Inc., Class A ††	54,630,800
301	Berkshire Hathaway Inc., Class B ††	25,173
587,000	ConocoPhillips	46,877,820
49,250	Devon Energy Corporation	4,519,673
528,400	Johnson & Johnson	31,307,700
2,638,686	Philip Morris International, Inc.	173,176,962
269,276	Transatlantic Holdings, Inc.	13,105,663

		388,505,485

	Miscellaneous—0.0%†
	Undisclosed Security**	813,125

	TOTAL COMMON STOCKS (COST $2,583,316,113)	4,520,841,548

	PREFERRED STOCKS—0.3%
166,388	Adris Grupa d.d.	8,824,141
543,870	Villeroy & Boch AG ††	4,322,125

	TOTAL PREFERRED STOCKS (COST $14,958,803)	13,146,266

	REGISTERED INVESTMENT COMPANY—5.4%
257,948,327	Dreyfus Government Prime Cash Management	257,948,327

	TOTAL REGISTERED INVESTMENT COMPANY (COST $257,948,327)	257,948,327

Face Value
	CONVERTIBLE CORPORATE BOND—0.2%

	Switzerland—0.2%
CHF 5,223,200	Siegfried Holding AG, 5.000%, 5/5/11*		6,914,595

	TOTAL CONVERTIBLE CORPORATE BOND (COST $4,852,020)		6,914,595

	U.S. TREASURY BILL—2.6%
$125,000,000	0.151% *** due 5/5/11 †††		124,987,610

	TOTAL U.S. TREASURY BILL (COST $124,982,174)		124,987,610

TOTAL INVESTMENTS (Cost $2,986,057,437****)		103.7%	4,923,838,346
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)		(4.0)	(190,876,891)
OTHER ASSETS AND LIABILITIES (Net)		0.3	16,370,010

NET ASSETS		100.0%	$4,749,331,465

*	Affiliated company as defined by the Investment Company Act of 1940. See Note 4.

**	“Undisclosed Security” represents an issuer, a generally smaller capitalization issuer, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.

***	Rate represents annualized yield at date of purchase.

****	Aggregate cost for federal tax purposes is $2,985,500,276.

†	Amount represents less than 0.1% of net assets.

††	Non-income producing security.

†††	All or a portion of this security has been segregated to cover certain open forward contracts. At March 31, 2011, liquid assets totaling $202,172,679 have been segregated to cover such open forward contracts.

Abbreviations:

ADR	— American Depositary Receipt

CHF	— Swiss Franc

CVA	— Certificaaten van aandelen (Share Certificates)

NVDR	— Non Voting Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund
Sector Diversification (Unaudited)
March 31, 2011

Percentage of
Sector Diversification	Net Assets
COMMON STOCKS:
Insurance	11.8%
Beverage	11.7
Media	11.7
Capital Goods	9.1
Food	7.8
Materials	7.2
Pharmaceuticals, Biotechnology & Life Sciences	6.8
Tobacco	5.3
Energy	4.7
Technology Hardware & Equipment	2.8
Household & Personal Products	2.6
Automobiles & Components	2.4
Diversified Financials	2.4
Banks	2.3
Telecommunication Services	2.1
Health Care Equipment & Services	1.9
Consumer Durables & Apparel	1.2
Commercial Services & Supplies	1.0
Transportation	0.2
Utilities	0.1
Retailing	0.1

Total Common Stocks	95.2

Preferred Stocks	0.3
Registered Investment Company	5.4
Convertible Corporate Bond	0.2
U.S. Treasury Bill	2.6
Unrealized Depreciation on Forward Contracts (Net)	(4.0)
Other Assets and Liabilities (Net)	0.3

Net Assets	100.0%

Portfolio Composition (Unaudited)
March 31, 2011
Croatia-0%†
Czech Republic-0%†
Ireland-0%†
Miscellaneous-0%†
Sweden-0%†

†	Amount represents less than 1% of net assets

††	Includes Unrealized Depreciation on Forward Contracts (Net)
Schedule of Forward Exchange Contracts
March 31, 2011

		Counter-	Contract	Contract Value on	Value 3/31/11	Unrealized
Contracts		party	Value Date	Origination Date	(Note 2)	Gain (Loss)
FORWARD EXCHANGE CONTRACT TO BUY (a)
17,500,000,000	South Korean Won	JPM	5/9/11	$15,664,160	$15,914,371	$250,211

TOTAL				$15,664,160	$15,914,371	$250,211

FORWARD EXCHANGE CONTRACTS TO SELL (a)
15,000,000	Canadian Dollar	JPM	5/19/11	$(14,600,672)	$(15,403,808)	$(803,136)
20,000,000	Canadian Dollar	JPM	6/15/11	(18,825,301)	(20,525,135)	(1,699,834)
6,000,000	Canadian Dollar	NTC	8/4/11	(5,740,803)	(6,149,244)	(408,441)
8,000,000	Canadian Dollar	SSB	1/11/12	(7,916,873)	(8,158,944)	(242,071)
75,000,000	European Union Euro	BOA	4/20/11	(101,650,506)	(106,393,542)	(4,743,036)
25,000,000	European Union Euro	JPM	4/26/11	(33,906,254)	(35,460,590)	(1,554,336)
45,000,000	European Union Euro	BNY	5/10/11	(59,840,099)	(63,810,508)	(3,970,409)
25,000,000	European Union Euro	NTC	5/19/11	(31,698,752)	(35,443,362)	(3,744,610)
90,000,000	European Union Euro	JPM	6/6/11	(111,761,994)	(127,546,502)	(15,784,508)
45,000,000	European Union Euro	BOA	6/15/11	(53,917,198)	(63,761,052)	(9,843,854)
75,000,000	European Union Euro	BOA	8/4/11	(97,271,256)	(106,135,059)	(8,863,803)
40,000,000	European Union Euro	CIT	8/9/11	(52,223,200)	(56,597,836)	(4,374,636)
120,000,000	European Union Euro	SSB	9/9/11	(152,459,999)	(169,653,319)	(17,193,320)
100,000,000	European Union Euro	SSB	9/20/11	(128,348,994)	(141,336,224)	(12,987,230)
75,000,000	European Union Euro	SSB	9/28/11	(100,087,503)	(105,978,861)	(5,891,358)
100,000,000	European Union Euro	BOA	10/18/11	(138,827,997)	(141,212,162)	(2,384,165)
40,000,000	European Union Euro	CIT	10/20/11	(55,126,602)	(56,481,148)	(1,354,546)
60,000,000	European Union Euro	CIT	10/25/11	(83,826,899)	(84,707,788)	(880,889)
35,000,000	European Union Euro	NTC	11/23/11	(47,005,173)	(49,365,784)	(2,360,611)

(a)	Primary risk exposure being hedged against is currency risk.
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund
Schedule of Forward Exchange Contracts
March 31, 2011

		Counter-	Contract	Contract Value on	Value 3/31/11	Unrealized
Contracts		party	Value Date	Origination Date	(Note 2)	Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO SELL (a) (Continued)
12,000,000	European Union Euro	BNY	11/30/11	$(16,246,800)	$(16,921,519)	$(674,719)
50,000,000	European Union Euro	CIT	1/11/12	(66,403,002)	(70,408,850)	(4,005,848)
35,000,000	European Union Euro	NTC	2/15/12	(47,504,978)	(49,229,177)	(1,724,199)
40,000,000	European Union Euro	NTC	4/4/12	(55,826,399)	(56,174,805)	(348,406)
8,000,000	Great Britain Pound Sterling	CIT	4/20/11	(12,269,440)	(12,820,721)	(551,281)
27,000,000	Great Britain Pound Sterling	BNY	4/26/11	(41,764,950)	(43,267,017)	(1,502,067)
10,000,000	Great Britain Pound Sterling	BNY	5/19/11	(14,834,000)	(16,019,141)	(1,185,141)
20,000,000	Great Britain Pound Sterling	NTC	9/20/11	(30,775,600)	(31,966,498)	(1,190,898)
20,000,000	Great Britain Pound Sterling	CIT	10/18/11	(31,755,400)	(31,946,154)	(190,754)
10,000,000	Great Britain Pound Sterling	CIT	11/23/11	(15,803,800)	(15,959,361)	(155,561)
12,000,000	Great Britain Pound Sterling	CIT	11/30/11	(19,046,160)	(19,148,033)	(101,873)
6,500,000	Great Britain Pound Sterling	CIT	1/11/12	(10,083,515)	(10,361,439)	(277,924)
30,000,000	Great Britain Pound Sterling	CIT	2/13/12	(48,081,600)	(47,784,210)	297,390
45,000,000	Great Britain Pound Sterling	NTC	4/4/12	(71,453,250)	(71,589,456)	(136,206)
2,000,000,000	Japanese Yen	NTC	4/20/11	(21,528,293)	(24,133,943)	(2,605,650)
1,300,000,000	Japanese Yen	BNY	5/19/11	(14,093,210)	(15,689,909)	(1,596,699)
4,500,000,000	Japanese Yen	JPM	6/28/11	(49,961,141)	(54,326,823)	(4,365,682)
2,000,000,000	Japanese Yen	NTC	9/20/11	(24,017,966)	(24,166,312)	(148,346)
1,200,000,000	Japanese Yen	JPM	1/11/12	(14,712,193)	(14,530,396)	181,797
4,230,000,000	Japanese Yen	BOA	2/29/12	(51,962,410)	(51,267,946)	694,464
2,000,000,000	Japanese Yen	BOA	3/13/12	(24,458,848)	(24,246,230)	212,618
350,000,000	Mexican Peso	JPM	5/10/11	(27,358,712)	(29,282,986)	(1,924,274)
330,000,000	Mexican Peso	CIT	5/31/11	(24,287,029)	(27,553,979)	(3,266,950)
240,000,000	Mexican Peso	NTC	6/1/11	(17,452,641)	(20,037,598)	(2,584,957)
515,000,000	Mexican Peso	NTC	10/28/11	(40,080,004)	(42,349,562)	(2,269,558)
350,000,000	Mexican Peso	SSB	11/4/11	(27,298,963)	(28,757,365)	(1,458,402)
500,000,000	Mexican Peso	SSB	1/23/12	(39,824,771)	(40,695,860)	(871,089)
230,000,000	Mexican Peso	BNY	2/15/12	(18,449,445)	(18,669,649)	(220,204)
235,000,000	Norwegian Krone	BNY	9/28/11	(39,084,589)	(42,019,686)	(2,935,097)
70,000,000	Norwegian Krone	BNY	10/25/11	(11,878,500)	(12,493,473)	(614,973)
110,000,000	Norwegian Krone	SSB	1/11/12	(18,353,216)	(19,528,792)	(1,175,576)
120,000,000	Norwegian Krone	SSB	2/13/12	(20,460,358)	(21,256,564)	(796,206)
23,000,000	Singapore Dollar	BNY	6/15/11	(16,234,683)	(18,249,493)	(2,014,810)
35,000,000	Singapore Dollar	SSB	11/30/11	(26,972,042)	(27,784,415)	(812,373)
50,000,000,000	South Korean Won	JPM	5/9/11	(44,551,368)	(45,469,633)	(918,265)
20,000,000,000	South Korean Won	JPM	8/4/11	(16,556,291)	(18,089,398)	(1,533,107)
20,000,000,000	South Korean Won	BOA	8/9/11	(16,645,859)	(18,084,354)	(1,438,495)
45,000,000,000	South Korean Won	JPM	9/28/11	(38,535,645)	(40,577,096)	(2,041,451)
45,000,000	Swiss Franc	CIT	5/10/11	(41,981,528)	(49,199,577)	(7,218,049)
47,000,000	Swiss Franc	CIT	8/23/11	(45,083,933)	(51,425,555)	(6,341,622)
44,000,000	Swiss Franc	NTC	8/31/11	(43,168,150)	(48,145,844)	(4,977,694)
110,000,000	Swiss Franc	BOA	10/11/11	(113,157,082)	(120,398,822)	(7,241,740)
95,000,000	Swiss Franc	BNY	10/18/11	(98,245,033)	(103,985,342)	(5,740,309)
40,000,000	Swiss Franc	CIT	10/20/11	(41,784,403)	(43,783,848)	(1,999,445)
60,000,000	Swiss Franc	JPM	10/25/11	(62,945,866)	(65,677,821)	(2,731,955)
70,000,000	Swiss Franc	BNY	11/23/11	(70,766,400)	(76,637,992)	(5,871,592)
50,000,000	Swiss Franc	NTC	2/13/12	(53,054,901)	(54,769,743)	(1,714,842)
325,000,000	Thailand Baht	BNY	5/10/11	(9,970,854)	(10,723,418)	(752,564)
325,000,000	Thailand Baht	JPM	5/19/11	(10,000,000)	(10,717,848)	(717,848)
290,000,000	Thailand Baht	BNY	8/4/11	(8,917,589)	(9,518,027)	(600,438)
180,000,000	Thailand Baht	BOA	10/25/11	(5,994,006)	(5,877,445)	116,561

TOTAL				$(3,026,712,891)	$(3,217,839,993)	$(191,127,102)

Unrealized Depreciation on Forward Contracts (Net)						$(190,876,891)

(a)	Primary risk exposure being hedged against is currency risk.

Counterpary Abbreviations:

BOA	— Bank of America

BNY	— BNY Mellon

CIT	— Citibank

JPM	— JP Morgan Chase

NTC	— Northern Trust

SSB	— State Street
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II — Currency Unhedged
Portfolio Highlights as of March 31, 2011 (Unaudited)
Investment Strategy
     The Tweedy, Browne Global Value Fund II — Currency Unhedged invests primarily in undervalued equity securities of foreign issuers, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments by the Global Value Fund II — Currency Unhedged are focused for the most part in developed countries with some exposure to emerging markets. The Global Value Fund II — Currency Unhedged is diversified by issuer, industry and country, and maintains investments in a minimum of five countries. Contrary to our other international mutual fund, the Global Value Fund, the Global Value Fund II — Currency Unhedged does not seek to reduce currency risk by hedging its effective foreign currency exposure back into the U.S. dollar and will be exposed to currency fluctuations. The Global Value Fund II — Currency Unhedged is a pure no-load fund with no 12b-1 provisions.
Hypothetical Illustration of $10,000 Invested in
Tweedy, Browne Global Value Fund II — Currency Unhedged vs.
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and
Far East (“EAFE”)Index (in US$)
10/26/09 through 3/31/11
MSCI EAFE Index represents the change in market capitalizations of Europe, Australasia and the Far East (EAFE), including dividends reinvested monthly, net after foreign withholding taxes. Index and Average information is available at month end only; therefore, the closest month end to inception date of the Fund, October 31, 2009, has been used.
Average Annual Total Return*

		Without
The Fund	Actual	Waivers**

Inception (10/26/09) through 3/31/11	11.02%	10.47%
Year Ended 3/31/11	13.00%	12.77%
Aggregate Total Return*

	Year Ended	Inception (10/26/09)
	3/31/11	through 3/31/11

The Fund	13.00%	16.10%
MSCI EAFE (in US$)	10.42%	12.02%

Note:	The performance shown represents past performance and is not a guarantee of future results. The Fund’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*	Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.

**	The Advisor has waived a portion of its fee since inception, October 26, 2009.

Tweedy, Browne Global Value Fund II — Currency Unhedged
Perspective On Assessing Investment Results (Unaudited)
March 31, 2011
     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund II — Currency Unhedged to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in US dollars (i.e., non-U.S. currencies are unhedged). Although we believe this comparison may be useful, the historical results of the MSCI EAFE index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”
     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.
Mr. Shahan concluded:
Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Global Value Fund II — Currency Unhedged
Portfolio of Investments
March 31, 2011

		Value
Shares		(Note 2)
	COMMON STOCKS—76.7%

	Finland—0.4%
6,800	Kone Oyj, Class B	$391,786

	France—7.9%
146,000	CNP Assurances	3,103,694
39,270	Teleperformance	1,482,649
49,100	Total SA	2,993,019

		7,579,362

	Germany—8.1%
32,370	Henkel AG & Company, KGaA	1,693,445
4,415	Krones AG †	319,532
19,400	Muenchener Rueckversicherungs-Gesellschaft AG	3,055,898
16,200	Springer (Axel) Verlag AG	2,621,951

		7,690,826

	Hong Kong—0.8%
28,500	Jardine Strategic Holdings Ltd.	760,950

	Ireland—0.2%
27,700	Abbey PLC	204,408

	Italy—3.5%
53,200	Buzzi Unicem SPA	776,102
65,400	Davide Campari-Milano SPA	443,072
250,000	Mediaset SPA	1,590,816
62,000	Sol SPA	490,073

		3,300,063

	Japan—5.6%
13,800	Canon, Inc.	602,751
22,000	Daiwa Industries Ltd.	115,468
22,900	Honda Motor Company Ltd.	863,447
37,100	Kaga Electronics Company Ltd.	438,235
30,000	Mandom Corporation	734,435
21,120	Milbon Company Ltd.	585,591
20,000	Nagase & Company Ltd.	238,900
13,600	Nippon Kanzai Company Ltd.	235,965
20,000	Ryoyo Electro Corporation	207,770
33,000	SEC Carbon Ltd.	173,999
55,500	Shinko Shoji Company Ltd.	488,170
13,000	T. Hasegawa Company Ltd.	211,595
11,700	Takata Corporation	335,980
10,100	Tomen Electronics Corporation	139,899

		5,372,205

	Mexico—0.9%
105,000	Embotelladoras Arca SA de CV	608,365
80,000	Grupo Continental SA	270,088

		878,453

	Netherlands—9.1%
28,300	Akzo Nobel NV	1,946,988
61,100	Heineken Holding NV	2,941,110
33,545	Royal Dutch Shell PLC, Class A	1,220,801
81,000	Unilever NV, CVA	2,543,212

		8,652,111

	Singapore—1.0%
66,000	Fraser and Neave Ltd.	314,685
997,000	Metro Holdings Ltd.	648,584

		963,269

	South Korea—3.5%
8,375	Dongsuh Companies, Inc.	278,289
2,900	Ottogi Corporation	346,324
4,650	Samchully Company Ltd.	423,903
12,150	SK Gas Company Ltd.	440,831
5,830	SK Telecom Company Ltd.	868,959
50,700	SK Telecom Company Ltd., ADR	953,667

		3,311,973

	Spain—0.8%
64,870	Gestevision Telecinco SA †	743,639

	Switzerland—12.9%
52,200	Nestle SA, Registered	3,004,132
45,400	Novartis AG, Registered	2,472,348
1,200	PubliGroupe SA, Registered †	157,796
17,200	Roche Holding AG	2,466,678
6,377	Schindler Holding AG	773,033
2,955	Siegfried Holding AG †	314,121
105	Tamedia AG	13,314
122	Zehnder Group AG	346,723
9,625	Zurich Financial Services AG	2,704,911

		12,253,056

	Thailand—1.0%
164,100	Bangkok Bank Public Company Ltd., NVDR	933,219

	United Kingdom—13.0%
212,000	BAE Systems PLC	1,104,092
32,500	British American Tobacco PLC	1,303,438
53,000	Carclo PLC	240,851
151,000	Diageo PLC, Sponsored ADR	2,868,237
451,000	G4S PLC	1,846,363
63,500	GlaxoSmithKline PLC	1,210,759
343,300	Hays PLC	639,990
119,700	Headlam Group PLC	575,139
154,800	Home Retail Group PLC	479,152
99,115	Provident Financial PLC	1,525,212
200,000	TT Electronics PLC	548,208

		12,341,441

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II — Currency Unhedged
Portfolio of Investments
March 31, 2011

			Value
Shares			(Note 2)
	United States—7.2%
15,825	Baxter International, Inc.		$850,910
12,450	ConocoPhillips		994,257
48,300	Johnson & Johnson		2,861,775
32,915	Philip Morris International, Inc.		2,160,211

			6,867,153

	Miscellaneous—0.8%
	Undisclosed Securities*		761,770

	TOTAL COMMON STOCKS (COST $65,137,483)		73,005,684

	PREFERRED STOCK—0.2%
265	KSB AG		226,596

	TOTAL PREFERRED STOCK (COST $159,205)		226,596

	REGISTERED INVESTMENT COMPANY—22.9%
21,748,793	Dreyfus Government Prime Cash Management		21,748,793

	TOTAL REGISTERED INVESTMENT COMPANY (COST $21,748,793)		21,748,793

TOTAL INVESTMENTS (Cost $87,045,481**)		99.8%	94,981,073
OTHER ASSETS AND LIABILITIES (Net)		0.2	173,741

NET ASSETS		100.0%	$95,154,814

*	“Undisclosed Securities” represents issuers, generally smaller capitalization issuers, where disclosure may be disadvantageous to the Fund’s accumulation or disposition program.

**	Aggregate cost for federal tax purposes is $87,045,482.

†	Non-income producing security.

Abbreviations:

ADR	— American Depositary Receipt

CVA	— Certificaaten van aandelen (Share Certificates)

NVDR	— Non Voting Depository Receipt
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Global Value Fund II — Currency Unhedged
Sector Diversification (Unaudited)
March 31, 2011

Percentage of
Sector Diversification	Net Assets
COMMON STOCKS:
Pharmaceuticals, Biotechnology & Life Sciences	9.8%
Insurance	9.3
Beverage	7.6
Food	6.7
Energy	5.9
Media	5.4
Capital Goods	4.8
Commercial Services & Supplies	4.4
Materials	4.1
Tobacco	3.6
Household & Personal Products	3.2
Technology Hardware & Equipment	2.5
Retailing	2.1
Telecommunication Services	1.9
Diversified Financials	1.6
Automobiles & Components	1.3
Banks	1.0
Health Care Equipment & Services	0.9
Utilities	0.4
Consumer Durables & Apparel	0.2

Total Common Stocks	76.7

Preferred Stocks	0.2
Registered Investment Company	22.9
Other Assets and Liabilities (Net)	0.2

Net Assets	100.0%

Portfolio Composition (Unaudited)
March 31, 2011
Finland-0%†
Ireland-0%†

†      Amount represents less than 1% of net assets
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund
Portfolio Highlights as of March 31, 2011 (Unaudited)
Investment Strategy
     The Tweedy, Browne Value Fund seeks long-term growth of capital by investing in U.S. and foreign securities that the Adviser believes are undervalued. For the time being and subject to change at any time, the Value Fund anticipates that it will invest no less than approximately 50% of its net assets in securities of U.S. issuers. The Value Fund is a pure no-load fund with no 12b-1 provisions.
Hypothetical Illustration of $10,000 Invested in Tweedy,
Browne Value Fund vs. Standard & Poor’s 500 Stock Index
(“S&P 500”) 12/8/93 through 3/31/11
Hypothetical Illustration of $10,000 Invested in Tweedy,
Browne Value Fund vs. MSCI World Index (Hedged to US$)
11/30/06 through 3/31/11
The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.
Effective December 11, 2006, the Tweedy, Browne Value Fund received permission from the Fund’s Board of Directors to eliminate the 20% restriction on non-US investments. It is the Investment Advisor’s intention to continue to operate the Fund as a mostly US portfolio and to this end will operate under a policy of maintaining a minimum of 50% of Fund assets invested in US securities. However, the Fund is now more global in nature than it was in previous years. With the Value Fund’s more global structure, an additional Hypothetical Illustration of $10,000 Invested in the Fund and another, more relevant Index is provided. The above illustration of the growth of $10,000 in Tweedy, Browne Value Fund is compared to the MSCI World Index (Hedged to US$) which has a meaningful representation in both US and non-US stocks. This comparison begins on November 30, 2006, which was the approximate point in time of the mandate change for the Value Fund.
Average Annual Total Return*

		Without
The Fund	Actual	Waivers**

Inception (12/8/93) through 3/31/11	8.69%	8.62%
Year Ended 3/31/11	8.77%	8.77%
Aggregate Total Return*

	Year Ended	Inception(12/8/93)
	3/31/11	through 3/31/11

The Fund	8.77%	322.86%
S&P 500	15.65%	294.84%
MSCI World (Hedged to US$)	9.30%	200.67%

Note:	The performance shown represents past performance and is not a guarantee of future results. The Fund’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost. MSCI World Index information is available at month end only; therefore, the closest month end to inception date of the Fund, November 30, 1993, has been used.

*	Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.

**	The Adviser waived a portion of its fee from December 8, 1993 through March 31, 1999. The Administrator and Custodian waived a portion of their respective fees from April 1, 1995 through May 15, 1997.

Tweedy, Browne Value Fund
Perspective on Assessing Investment Results (Unaudited)
March 31, 2011
     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Value Fund to the results of the Standard & Poor’s 500 Stock Index (the S&P 500) and the Morgan Stanley Capital International (MSCI) World Index (Hedged to US$). The Adviser believes that the S&P 500 is the relevant index for comparison for the period from inception through November 30, 2006, when the Fund was at least 80% invested in US securities. However, beginning in late 2006, the Fund’s mandate was changed and up to 50% of its portfolio was eligible for investment in non-US securities. Accordingly, the Adviser believes the relevant index for comparison purposes beginning in 2007 is the MSCI World Index (Hedged to US$). The S&P 500 is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The MSCI World Index (Hedged to US$) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Although we believe this comparison may be useful, the historical results of the S&P 500 and the MSCI World Index in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”
     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.
Mr. Shahan concluded:
Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.

Tweedy, Browne Value Fund
Portfolio of Investments
March 31, 2011

		Value
Shares		(Note 2)
	COMMON STOCKS—93.2%

	France—5.3%
436,400	CNP Assurances	$9,277,069
257,000	Total SA	15,666,106

		24,943,175

	Germany—9.8%
193,000	Henkel AG & Company, KGaA	10,096,847
36,000	Krones AG †	2,605,475
43,000	Linde AG	6,800,843
109,850	Muenchener Rueckversicherungs-Gesellschaft AG	17,303,632
54,906	Springer (Axel) Verlag AG	8,886,471

		45,693,268

	Japan—2.1%
148,100	Canon, Inc.	6,468,653
87,000	Honda Motor Company Ltd.	3,280,345

		9,748,998

	Mexico—0.4%
565,000	Grupo Continental SA	1,907,493

	Netherlands—6.9%
72,500	Akzo Nobel NV	4,987,867
373,000	Heineken Holding NV	17,954,731
297,691	Unilever NV, ADR	9,335,590

		32,278,188

	South Korea—0.8%
206,544	SK Telecom Company Ltd., ADR	3,885,093

	Spain—1.7%
669,070	Gestevision Telecinco SA †	7,669,899

	Switzerland—12.7%
360,600	Nestle SA, Registered, Sponsored ADR	20,727,288
225,000	Novartis AG, Registered	12,252,828
83,400	Roche Holding AG	11,960,518
52,000	Zurich Financial Services AG	14,613,543

		59,554,177

	United Kingdom—7.1%
183,000	British American Tobacco PLC	7,339,358
256,000	Diageo PLC, Sponsored ADR	19,512,320
205,000	Unilever PLC, Sponsored ADR	6,277,100

		33,128,778

	United States—46.4%
94,535	3M Company	8,839,023
75,523	American National Insurance Company	5,979,156
98,570	Avatar Holdings Inc. †	1,950,700
158,000	Bank of New York Mellon Corporation/The	4,719,460
176,890	Baxter International, Inc.	9,511,375
80	Berkshire Hathaway Inc., Class A †	10,024,000
626	Berkshire Hathaway Inc., Class B †	52,352
194,600	Broadridge Financial Solutions, Inc.	4,415,474
325,528	Brown & Brown, Inc.	8,398,622
365,400	Cisco Systems, Inc.	6,266,610
230,068	Comcast Corporation, Special Class A	5,342,179
153,905	ConocoPhillips	12,290,853
136,105	Devon Energy Corporation	12,490,356
148,200	Emerson Electric Company	8,659,326
236,780	Federated Investors, Inc., Class B	6,333,865
100,804	Henry Schein, Inc. †	7,073,417
194,449	Johnson & Johnson	11,521,103
357,000	Leucadia National Corporation	13,401,780
18,500	Mastercard, Inc., Class A	4,656,820
52,084	National Western Life Insurance Company, Class A	8,450,629
98,000	Norfolk Southern Corporation	6,788,460
263,847	Philip Morris International, Inc.	17,316,279
199,032	Transatlantic Holdings, Inc.	9,686,887
137,202	UniFirst Corporation	7,273,078
88,835	Union Pacific Corporation	8,735,146
238,000	Wal-Mart Stores, Inc.	12,387,900
136,240	Wells Fargo & Company	4,318,808

		216,883,658

	TOTAL COMMON STOCKS (COST $271,655,351)	435,692,727

	REGISTERED INVESTMENT COMPANY—5.6%
26,062,466	Dreyfus Government Prime Cash Management	26,062,466

	TOTAL REGISTERED INVESTMENT COMPANY (COST $26,062,466)	26,062,466

Face Value
	U.S. TREASURY BILL—2.8%
$13,000,000	0.177% * due 6/16/11 ††		12,997,946

	TOTAL U.S. TREASURY BILL (COST $12,995,156)		12,997,946

TOTAL INVESTMENTS (Cost $310,712,973**)		101.6%	474,753,139
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (Net)		(1.7)	(7,872,194)
OTHER ASSETS AND LIABILITIES (Net)		0.1	645,537

NET ASSETS		100.0%	$467,526,482

*	Rate represents annualized yield at date of purchase.

**	Aggregate cost for federal tax purposes is $310,712,973.

†	Non-income producing security.

††	All or a portion of this security has been segregated to cover certain open forward contracts. At March 31, 2011, liquid assets totaling $9,998,420 have been segregated to cover such open forward contracts.

Abbreviations:

ADR	— American Depositary Receipt
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund
Sector Diversification (Unaudited)
March 31, 2011

Percentage of
Sector Diversification	Net Assets
COMMON STOCKS:
Insurance	17.9%
Energy	8.7
Beverage	8.4
Food	7.8
Pharmaceuticals, Biotechnology & Life Sciences	7.6
Tobacco	5.3
Diversified Financials	5.2
Media	4.7
Capital Goods	4.3
Health Care Equipment & Services	3.6
Transportation	3.3
Technology Hardware & Equipment	2.7
Food & Staples Retailing	2.7
Materials	2.5
Household & Personal Products	2.2
Software & Services	1.9
Consumer Durables & Apparel	1.6
Banks	0.9
Telecommunication Services	0.8
Automobiles & Components	0.7
Real Estate	0.4

Total Common Stocks	93.2

Registered Investment Company	5.6
U.S. Treasury Bill	2.8
Unrealized Depreciation on Forward Contracts (Net)	(1.7)
Other Assets and Liabilities (Net)	0.1

Net Assets	100.0%

Portfolio Composition (Unaudited)
March 31, 2011

†	Amount represents less than 1% of net assets

††	Includes Unrealized Depreciation on Forward Contracts (Net)
Schedule of Forward Exchange Contracts
March 31, 2011

		Counter-	Contract	Contract Value on	Value 3/31/11	Unrealized
Contracts		party	Value Date	Origination Date	(Note 2)	Gain (Loss)
FORWARD EXCHANGE CONTRACTS TO SELL (a)
8,000,000	European Union Euro	BNY	5/10/11	$(10,638,240)	$(11,344,090)	$(705,850)
4,000,000	European Union Euro	NTC	5/19/11	(5,071,800)	(5,670,938)	(599,138)
6,000,000	European Union Euro	CIT	7/28/11	(7,742,879)	(8,492,386)	(749,507)
9,000,000	European Union Euro	CIT	8/9/11	(11,750,220)	(12,734,513)	(984,293)
5,000,000	European Union Euro	CIT	10/25/11	(6,985,575)	(7,058,982)	(73,407)
5,000,000	European Union Euro	NTC	11/23/11	(6,715,025)	(7,052,255)	(337,230)
13,500,000	European Union Euro	BNY	11/30/11	(18,277,650)	(19,036,709)	(759,059)
15,000,000	European Union Euro	NTC	2/15/12	(20,359,276)	(21,098,219)	(738,943)
4,000,000	Great Britain Pound Sterling	SSB	8/9/11	(6,220,480)	(6,398,518)	(178,038)
1,500,000	Great Britain Pound Sterling	NTC	8/31/11	(2,329,500)	(2,398,423)	(68,923)
2,500,000	Great Britain Pound Sterling	CIT	11/30/11	(3,967,950)	(3,989,174)	(21,224)
160,000,000	Japanese Yen	JPM	1/11/12	(1,961,626)	(1,937,386)	24,240
260,000,000	Japanese Yen	JPM	2/15/12	(3,192,926)	(3,150,372)	42,554
16,000,000	Mexican Peso	JPM	1/11/12	(1,257,911)	(1,304,106)	(46,195)
3,000,000,000	South Korean Won	JPM	5/9/11	(2,673,082)	(2,728,178)	(55,096)
1,000,000,000	South Korean Won	JPM	1/11/12	(879,508)	(897,465)	(17,957)
3,500,000	Swiss Franc	BOA	7/28/11	(3,343,204)	(3,828,855)	(485,651)
4,500,000	Swiss Franc	JPM	8/9/11	(4,342,787)	(4,923,233)	(580,446)
3,500,000	Swiss Franc	NTC	8/31/11	(3,433,830)	(3,829,783)	(395,953)
7,500,000	Swiss Franc	JPM	10/25/11	(7,868,233)	(8,209,728)	(341,495)
7,500,000	Swiss Franc	BNY	11/23/11	(7,582,114)	(8,211,213)	(629,099)
5,000,000	Swiss Franc	NTC	2/13/12	(5,305,490)	(5,476,974)	(171,484)

TOTAL				$(141,899,306)	$(149,771,500)	$(7,872,194)

Unrealized Depreciation on Forward Contracts (Net)						$(7,872,194)

(a)	Primary risk exposure being hedged against is currency risk.

Counterpary Abbreviations:

BOA	— Bank of America

BNY	— BNY Mellon

CIT	— Citibank

JPM	— JP Morgan Chase

NTC	— Northern Trust

SSB	— State Street
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Portfolio Highlights as of March 31, 2011 (Unaudited)
Investment Strategy
     The Tweedy, Browne Worldwide High Dividend Yield Value Fund seeks long-term growth of capital by investing in companies around the globe that the Adviser believes to have above-average dividend yields, an established history of paying dividends and reasonable valuations. The Worldwide High Dividend Yield Value Fund is a pure no-load fund with no 12b-1 provisions.
Hypothetical Illustration of $10,000 Invested in
Tweedy, Browne Worldwide High Dividend Yield Value Fund vs.
Morgan Stanley Capital International (“MSCI”) World Index (in US$)
9/5/07 through 3/31/11
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.
Average Annual Total Return*

		Without
The Fund	Actual	Waivers**

Inception (9/5/07) through 3/31/11	0.94%	0.71%
Year Ended 3/31/11	13.03%	12.99%
Aggregate Total Return*

	Year Ended	Inception(9/5/07)
	3/31/11	through 3/31/11

The Fund	13.03%	3.40%
MSCI World (in US$)	13.45%	(7.42)%

Note:	The performance shown represents past performance and is not a guarantee of future results. The Fund’s share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*	Assumes the reinvestment of all dividends and distributions and is net of foreign withholding tax.

**	The Adviser has waived a portion of its fee since inception, September 5, 2007.

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Perspective on Assessing Investment Results (Unaudited)
March 31, 2011
     In accordance with rules and guidelines set out by the United States (US) Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Worldwide High Dividend Yield Value Fund to the results of an appropriate broad-based securities index, the Morgan Stanley Capital International (MSCI) World Index (in US dollars). Although we believe this comparison may be useful, the historical results of the MSCI World Index (in US dollars) in large measure represent the investment results of stocks that we do not own. Any portfolio that does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that “different stocks equal different results.”
     We believe that favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In 1986, V. Eugene Shahan, a Columbia University Business School alumnus and portfolio manager at U.S. Trust, wrote Are Short-Term Performance and Value Investing Mutually Exclusive? In this article, Mr. Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, The Superinvestors of Graham and Doddsville. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the DJIA) or the Standard & Poor’s 500 Stock Index (the S&P 500) by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today’s environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results that occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years.
Mr. Shahan concluded:
Unfortunately, there is no way to distinguish between a poor three-year stretch for a manager who will do well over 15 years, from a poor three-year stretch for a manager who will continue to do poorly. Nor is there any reason to believe that a manager who does well from the outset cannot continue to do well, and consistently.
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Portfolio of Investments
March 31, 2011

		Value
Shares		(Note 2)
	COMMON STOCKS—88.8%

	Australia—2.0%
1,359,500	Metcash Ltd.	$5,848,645

	Canada—3.0%
168,800	IGM Financial, Inc.	8,556,698

	France—6.6%
458,685	CNP Assurances	9,750,807
156,000	Total SA	9,509,387

		19,260,194

	Germany—3.2%
58,765	Muenchener Rueckversicherungs-Gesellschaft AG	9,256,695

	Italy—4.7%
329,840	Eni SPA	8,111,779
860,000	Mediaset SPA	5,472,405

		13,584,184

	Mexico—0.7%
355,045	Embotelladoras Arca SA de CV	2,057,113

	Netherlands—6.4%
47,880	Akzo Nobel NV	3,294,056
153,586	Royal Dutch Shell PLC, Class A	5,589,443
303,000	Unilever NV, CVA	9,513,496

		18,396,995

	South Korea—2.5%
385,700	SK Telecom Company Ltd., ADR	7,255,017

	Switzerland—10.0%
84,100	Nestle SA, Registered	4,839,990
126,500	Novartis AG, Registered	6,888,812
57,800	Roche Holding AG	8,289,184
32,400	Zurich Financial Services AG	9,105,362

		29,123,348

	United Kingdom—17.9%
1,505,525	BAE Systems PLC	7,840,746
215,300	British American Tobacco PLC	8,634,775
510,700	Diageo PLC, Sponsored ADR	9,700,719
1,349,700	G4S PLC	5,525,580
139,505	GlaxoSmithKline PLC	2,659,953
371,400	Pearson PLC	6,554,641
264,615	Provident Financial PLC	4,071,978
2,472,400	Vodafone Group PLC	6,994,926

		51,983,318

	United States—31.8%
144,900	Arthur J. Gallagher & Company	4,406,409
166,650	AT&T, Inc.	5,099,490
115,000	Automatic Data Processing, Inc.	5,900,650
60,460	Coca-Cola Company/The	4,011,521
91,010	ConocoPhillips	7,268,059
72,670	Emerson Electric Company	4,246,108
230,000	Exelon Corporation	9,485,200
278,615	Federated Investors, Inc., Class B	7,452,951
111,600	Genuine Parts Company	5,986,224
165,900	Johnson & Johnson	9,829,575
152,775	Kimberly-Clark Corporation	9,971,624
50,970	Lockheed Martin Corporation	4,097,988
32,294	McDonald’s Corporation	2,457,250
119,755	Philip Morris International, Inc.	7,859,521
146,860	Sysco Corporation	4,068,022

		92,140,592

	TOTAL COMMON STOCKS (COST $225,176,723)	257,462,799

	REGISTERED INVESTMENT COMPANY—3.9%
11,214,334	Dreyfus Government Prime Cash Management	11,214,334

	TOTAL REGISTERED INVESTMENT COMPANY (COST $11,214,334)	11,214,334

Face Value
	TREASURY BILLS—5.2%

	Germany—3.5%
€7,200,000	0.333% * due 4/20/11		10,215,771

	United States—1.7%
$5,000,000	0.177% * due 6/16/11		4,999,210

	TOTAL TREASURY BILLS (COST $14,308,653)		15,214,981

TOTAL INVESTMENTS (Cost $250,699,710**)		97.9%	283,892,114
OTHER ASSETS AND LIABILITIES (Net)		2.1	6,198,248

NET ASSETS		100.0%	$290,090,362

*	Rate represents annualized yield at date of purchase.

**	Aggregate cost for federal tax purposes is $250,699,710.

Abbreviations:

ADR	— American Depositary Receipt

CVA	— Certificaaten van aandelen (Share Certificates)

€	— European Union Euro
SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund
Sector Diversification (Unaudited)
March 31, 2011

Percentage of
Sector Diversification	Net Assets
COMMON STOCKS:
Insurance	11.2%
Energy	10.5
Pharmaceuticals, Biotechnology & Life Sciences	9.5
Diversified Financials	6.9
Telecommunication Services	6.7
Tobacco	5.7
Capital Goods	5.6
Beverage	5.4
Food	5.0
Media	4.2
Household & Personal Products	3.4
Food & Staples Retailing	3.4
Utilities	3.3
Retailing	2.1
Software & Services	2.0
Commercial Services & Supplies	1.9
Materials	1.1
Consumer Services	0.9

Total Common Stocks	88.8

Registered Investment Company	3.9
Treasury Bills	5.2
Other Assets and Liabilities (Net)	2.1

Net Assets	100.0%

Portfolio Composition (Unaudited)
March 31, 2011
SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Statements of Assets and Liabilities
March 31, 2011

		Global Value
		Fund II –		Worldwide High
	Global Value	Currency	Value	Dividend Yield
	Fund	Unhedged	Fund	Value Fund
ASSETS
Investments, at cost	$2,986,057,437	$87,045,481	$310,712,973	$250,699,710

Investments, at value (Note 2)	$4,923,838,346	$94,981,073	$474,753,139	$283,892,114
Cash	1,271	12	117	—
Foreign currency (a)	455,278	4	4	22
Dividends and interest receivable	8,388,334	178,873	670,195	780,534
Receivable for investment securities sold	9,795,495	—	—	—
Recoverable foreign withholding taxes	8,873,413	81,820	491,773	233,578
Receivable for Fund shares sold	2,792,496	49,675	30,389	5,592,958
Unrealized appreciation of forward exchange contracts (Note 2)	1,753,041	—	66,794	—
Prepaid expense	58,496	536	5,417	1,998

Total Assets	$4,955,956,170	$95,291,993	$476,017,828	$290,501,204

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$192,629,932	$—	$7,938,988	$—
Payable for Fund shares redeemed	6,475,020	16,500	136,556	164,950
Investment advisory fee payable (Note 3)	3,155,956	53,144	310,412	186,294
Payable for investment securities purchased	961,991	—	—	—
Transfer agent fees payable (Note 3)	253,426	4,169	30,451	11,426
Custodian fees payable (Note 3)	143,890	1,113	3,763	2,764
Administration and accounting fees payable (Note 3)	102,163	1,828	10,028	5,975
Accrued foreign capital gains taxes	2,271,398	37,789	—	—
Accrued expenses and other payables	630,929	22,636	61,148	39,433

Total Liabilities	206,624,705	137,179	8,491,346	410,842

NET ASSETS	$4,749,331,465	$95,154,814	$467,526,482	$290,090,362

NET ASSETS consist of
Undistributed (distributions in excess of) net investment income	$10,277,418	$122,197	$723,146	$(84,441)
Accumulated net realized gain (loss) on securities, forward exchange contracts and foreign currencies	167,685,694	171,309	6,559,280	(8,624,763)
Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets	1,747,726,955	7,939,894	156,200,171	33,201,084
Par value	19,660	826	2,402	3,047
Paid-in capital in excess of par value	2,823,621,738	86,920,588	304,041,483	265,595,435

Total Net Assets	$4,749,331,465	$95,154,814	$467,526,482	$290,090,362

CAPITAL STOCK (common stock outstanding)	196,597,064	8,261,359	24,021,147	30,474,856

NET ASSET VALUE offering and redemption price per share	$24.16	$11.52	$19.46	$9.52

(a)	Foreign currency held at cost for the Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund was $451,252, $4, $4 and $22, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Statements of Operations
For the Year Ended March 31, 2011

		Global Value
		Fund II –		Worldwide High
	Global Value	Currency	Value	Dividend Yield
	Fund	Unhedged	Fund	Value Fund
INVESTMENT INCOME
Dividends	$125,056,927	$1,492,289	$10,593,403	$7,056,772
Less foreign withholding taxes	(12,960,053)	(130,118)	(763,636)	(398,523)
Interest	444,506	—	21,432	36,125

Total Investment Income	112,541,380	1,362,171	9,851,199	6,694,374

EXPENSES
Investment advisory fee (Note 3)	55,150,254	727,569	5,114,246	2,485,432
Custodian fees (Note 3)	1,748,562	25,359	44,292	36,526
Transfer agent fees (Note 3)	1,500,900	35,931	234,848	74,509
Administration and accounting fees (Note 3)	1,164,509	17,925	110,375	54,855
Legal and audit fees	399,579	13,354	42,647	25,374
Directors’ fees and expenses (Note 3)	361,252	1,896	29,074	11,399
Offering Costs	—	45,181	—	—
Other	869,719	54,607	110,255	76,396

Total Expenses before waivers	61,194,775	921,822	5,685,737	2,764,491

Less investment advisory fees waived and/or expenses reimbursed (Note 3)	—	(125,363)	—	(39,494)

Net Expenses	61,194,775	796,459	5,685,737	2,724,997

NET INVESTMENT INCOME	51,346,605	565,712	4,165,462	3,969,377

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 2 and 4):
Net realized gain (loss) on:
Securities	188,538,415	216,641	14,066,400	3,231,641
Forward exchange contracts (a)	22,020,479	—	2,732,263	—
Foreign currencies and net other assets	127,029	(24,518)	(50,840)	278,118

Net realized gain on investments during the year	210,685,923	192,123	16,747,823	3,509,759

Net unrealized appreciation (depreciation) of:
Securities (b)	408,720,164	7,362,304	25,652,050	21,622,623
Forward exchange contracts (a)	(215,477,368)	—	(11,051,824)	—
Foreign currencies and net other assets	620,552	4,380	20,575	8,313

Net unrealized appreciation of investments during the year	193,863,348	7,366,684	14,620,801	21,630,936

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	404,549,271	7,558,807	31,368,624	25,140,695

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$455,895,876	$8,124,519	$35,534,086	$29,110,072

(a)	Primary risk exposure being hedged is currency risk.

(b)	Net of accrued foreign capital gains taxes of $2,271,397, $37,789, $0 and $0, respectively.
SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Statements of Changes in Net Assets

	Global Value Fund
	Year Ended	Year Ended
	3/31/2011	3/31/2010
INVESTMENT ACTIVITIES:
Net investment income	$51,346,605	$63,378,883

Net realized gain (loss) on securities, forward exchange contracts and currency transactions during the year/period	210,685,923	403,909,314

Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets during the year/period	193,863,348	1,264,499,839

Net increase in net assets resulting from operations	455,895,876	1,731,788,036

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(49,176,654)	(65,076,197)

Distributions to shareholders from net realized gain on investments	(10,648,394)	—

Net increase (decrease) in net assets from Fund share transactions	47,334,214	(455,420,373)

Redemption Fees	105,881	169,090

Net increase in net assets	443,510,923	1,211,460,556

NET ASSETS
Beginning of year/period	4,305,820,542	3,094,359,986

End of year/period	$4,749,331,465	$4,305,820,542

Undistributed (distributions in excess of) net investment income at end of year/period	$10,277,418	$8,107,196

(a)	The Tweedy, Browne Global Value Fund II — Currency Unhedged commenced operations on October 26, 2009.
SEE NOTES TO FINANCIAL STATEMENTS

Global Value Fund II –				Worldwide High Dividend
Currency Unhedged		Value Fund		Yield Value Fund
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
3/31/2011	3/31/2010 (a)	3/31/2011	3/31/2010	3/31/2011	3/31/2010

$565,712	$3,979	$4,165,462	$5,134,245	$3,969,377	$2,728,701

192,123	(2,358)	16,747,823	22,027,289	3,509,759	4,891,428

7,366,684	573,210	14,620,801	120,042,298	21,630,936	31,514,939

8,124,519	574,831	35,534,086	147,203,832	29,110,072	39,135,068

(491,375)	(7,147)	(4,096,993)	(4,497,188)	(4,289,269)	(2,849,813)

(38,793)	—	(21,370,249)	—	—	—

52,979,332	34,005,329	54,416,254	(44,450,144)	120,158,342	28,891,458

6,618	1,500	—	—	17,399	4,175

60,580,301	34,574,513	64,483,098	98,256,500	144,996,544	65,180,888

34,574,513	—	403,043,384	304,786,884	145,093,818	79,912,930

$95,154,814	$34,574,513	$467,526,482	$403,043,384	$290,090,362	$145,093,818

$122,197	$26,186	$723,146	$709,549	$(84,441)	$(40,685)

SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Financial Highlights
Tweedy, Browne Global Value Fund
For a Fund share outstanding throughout each year.

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	3/31/11	3/31/10	3/31/09		3/31/08	3/31/07
Net asset value, beginning of year	$22.13	$14.15	$27.21		$32.31	$28.56

Income from investment operations:
Net investment income	0.26	0.33	0.66	(a)(b)	0.50	0.47
Net realized and unrealized gain (loss) on investments	2.08	7.98	(10.90)		(2.24)	4.06

Total from investment operations	2.34	8.31	(10.24)		(1.74)	4.53

Distributions:
Dividends from net investment income	(0.25)	(0.33)	(0.75)		(0.48)	(0.43)
Distributions from net realized gains	(0.06)	—	(2.07)		(2.88)	(0.35)

Total distributions	(0.31)	(0.33)	(2.82)		(3.36)	(0.78)

Redemption fees (c)	0.00	0.00	0.00		0.00	0.00

Net asset value, end of year	$24.16	$22.13	$14.15		$27.21	$32.31

Total return (d)	10.59%	58.85%	(38.57)%		(6.35)%	16.01%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,749,331	$4,305,821	$3,094,360		$6,663,870	$8,323,689
Ratio of operating expenses to average net assets	1.39%	1.40%	1.40%		1.37%	1.37%
Ratio of net investment income to average net assets	1.16%	1.62%	3.05	%(b)	1.45%	1.53%
Portfolio turnover rate	12%	7%	16%		9%	13%

(a)	Net investment income per share was calculated using the average shares method.

(b)	For year ended 3/31/09, investment income per share reflects a special dividend which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 2.42% per share.

(c)	Amount represents less than $0.01 per share.

(d)	Total return represents aggregate total return for the periods indicated.
Tweedy, Browne Global Value Fund II — Currency Unhedged
For a Fund share outstanding throughout the year/period.

	Year	Period
	Ended	Ended
	3/31/11	3/31/10 (a)
Net asset value, beginning of year/period	$10.27	$10.00

Income from investment operations:
Net investment income	0.08	0.00	(b)
Net realized and unrealized gain (loss) on investments	1.25	0.27

Total from investment operations	1.33	0.27

Distributions:
Dividends from net investment income	(0.07)	0.00	(b)
Distributions from net realized gains	(0.01)	—

Total distributions	(0.08)	0.00	(b)

Redemption fees (b)	0.00	0.00

Net asset value, end of year/period	$11.52	$10.27

Total return (c)	13.00%	2.74%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$95,155	$34,575
Ratio of operating expenses to average net assets	1.37%	1.37	%(d)
Ratio of operating expenses to average net assets excluding waivers and/or reimbursement of expenses	1.58%	2.56	%(d)
Ratio of net investment income to average net assets	0.97%	0.04	%(d)
Portfolio turnover rate	2%	0%

(a)	The Tweedy, Browne Global Value Fund II — Currency Unhedged commenced operations on October 26, 2009.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Financial Highlights
Tweedy, Browne Value Fund
For a Fund share outstanding throughout each year.

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/11	3/31/10	3/31/09	3/31/08	3/31/07
Net asset value, beginning of year	$19.03	$12.73	$20.90	$24.65	$24.27

Income from investment operations:
Net investment income	0.19	0.24	0.18	0.22	0.21
Net realized and unrealized gain(loss) on investments	1.45	6.27	(6.22)	(1.43)	2.38

Total from investment operations	1.64	6.51	(6.04)	(1.21)	2.59

Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.20)	(0.19)	(0.27)
Distributions from net realized gains	(1.01)	—	(1.93)	(2.35)	(1.94)

Total distributions	(1.21)	(0.21)	(2.13)	(2.54)	(2.21)

Net asset value, end of year	$19.46	$19.03	$12.73	$20.90	$24.65

Total return (a)	8.77%	51.18%	(30.01)%	(5.41)%	10.76%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$467,526	$403,043	$304,787	$411,237	$515,527
Ratio of operating expenses to average net assets	1.39%	1.42%	1.41%	1.37%	1.38%
Ratio of net investment income to average net assets	1.02%	1.40%	1.02%	0.83%	0.80%
Portfolio turnover rate	11%	11%	37%	11%	9%

(a)	Total return represents aggregate total return for the periods indicated.
Tweedy, Browne Worldwide High Dividend Yield Value Fund
For a Fund share outstanding throughout each year/period.

	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	3/31/11	3/31/10	3/31/09	3/31/08 (a)
Net asset value, beginning of year/period	$8.62	$6.09	$9.70	$10.00

Income from investment operations:
Net investment income	0.18	0.20	0.22	0.10
Net realized and unrealized gain (loss) on investments	0.91	2.53	(3.57)	(0.37)

Total from investment operations	1.09	2.73	(3.35)	(0.27)

Distributions:
Dividends from net investment income	(0.19)	(0.20)	(0.26)	(0.03)
Distributions from net realized gains	—	—	—	—

Total distributions	(0.19)	(0.20)	(0.26)	(0.03)

Redemption fees (b)	0.00	0.00	0.00	0.00

Net asset value, end of year/period	$9.52	$8.62	$6.09	$9.70

Total return (c)	13.03%	45.19%	(35.25)%	(2.69)%

Ratios/Supplemental Data:
Net assets, end of year/period (in 000s)	$290,090	$145,094	$79,913	$70,386
Ratio of operating expenses to average net assets	1.37%	1.37%	1.37%	1.37	%(d)
Ratio of operating expenses to average net assets excluding waivers and/or reimbursement of expenses	1.39%	1.46%	1.54%	1.86	%(d)
Ratio of net investment income to average net assets	2.00%	2.36%	2.99%	2.38	%(d)
Portfolio turnover rate	16%	18%	38%	2%

(a)	The Tweedy, Browne Worldwide High Dividend Yield Value Fund commenced operations on September 5, 2007.

(b)	Amount represents less than $0.01 per share.

(c)	Total return represents aggregate total return for the periods indicated.

(d)	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
1. Organization
     Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States (“U.S.”) Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne Global Value Fund (“Global Value Fund”), Tweedy, Browne Global Value Fund II — Currency Unhedged (“Global Value Fund II -Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”), (each a “Fund” and together, the “Funds”), are each a diversified series of the Company.
     The Funds commenced operations as follows:

Commencement of
Fund	Operations

Global Value Fund	06/15/93
Global Value Fund II — Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07
     The Global Value Fund and Global Value Fund II -Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (“Tweedy, Browne” or the “Investment Adviser”) believes are undervalued. The Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that Tweedy, Browne believes are undervalued. The Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that Tweedy, Browne believes to have above-average dividend yields and valuations that are reasonable.
2. Significant Accounting Policies
     The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
     Portfolio Valuation Portfolio securities and other assets, listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Funds’ asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Funds’ Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.
     Fair Value Measurements The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Funds’ assets carried at fair value as of March 31, 2011 is as follows:

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements

	Global Value Fund
			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	March 31, 2011	Price	Inputs	Inputs

Investments in Securities:
Equity Securities
Common Stocks
Canada	$60,747,880	$60,747,880	$—	$—
Czech Republic	1,686,801	1,686,801	—	—
Finland	143,197,001	143,197,001	—	—
France	355,431,907	355,431,907	—	—
Germany	711,699,926	711,699,926	—	—
Hong Kong	53,466,750	53,466,750	—	—
Ireland	94,624	—	—	94,624
Italy	87,946,750	87,946,750	—	—
Japan	285,939,714	280,642,175	5,297,539	—
Mexico	207,334,294	207,334,294	—	—
Netherlands	459,325,160	459,325,160	—	—
Norway	76,283,274	76,283,274	—	—
Singapore	94,791,599	94,791,599	—	—
South Korea	117,522,769	117,522,769	—	—
Spain	106,071,968	106,071,968	—	—
Sweden	381,663	381,663	—	—
Switzerland	861,859,015	861,129,934	729,081	—
Thailand	50,277,229	50,277,229	—	—
United Kingdom	458,277,739	458,277,739	—	—
United States	388,505,485	388,505,485	—	—
Preferred Stocks	13,146,266	13,146,266	—	—
Registered Investment Company	257,948,327	257,948,327	—	—
Convertible Corporate Bond
Switzerland	6,914,595	—	6,914,595	—
U.S. Treasury Bill	124,987,610	—	124,987,610	—

Total Investments in Securities	4,923,838,346	4,785,814,897	137,928,825	94,624
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	1,753,041	—	1,753,041	—
Liability
Unrealized depreciation of forward exchange contracts	(192,629,932)	—	(192,629,932)	—

Total	$4,732,961,455	$4,785,814,897	$(52,948,066)	$94,624

Global Value Fund II – Currency Unhedged
Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	March 31, 2011	Price	Inputs	Inputs

Investments in Securities *	$94,981,073	$94,981,073	$—	$—

*	See Portfolio of Investments for security type and country breakout.

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements

	Value Fund
			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	March 31, 2011	Price	Inputs	Inputs

Investments in Securities:
Equity Securities
Common Stocks *	$435,692,727	$435,692,727	$—	$—
Registered Investment Company	26,062,466	26,062,466	—	—
U.S. Treasury Bill	12,997,946	—	12,997,946	—

Total Investments in Securities	474,753,139	461,755,193	12,997,946	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	66,794	—	66,794	—
Liability
Unrealized depreciation of forward exchange contracts	(7,938,988)	—	(7,938,988)	—

Total	$466,880,945	$461,755,193	$5,125,752	$—

*	See Portfolio of Investments for country breakout.

	Worldwide High Dividend Yield Value Fund
			Level 2
			Other	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	March 31, 2011	Price	Inputs	Inputs

Investments in Securities:
Equity Securities
Common Stocks *	$257,462,799	$257,462,799	$—	$—
Registered Investment Company	11,214,334	11,214,334	—	—
Treasury Bills *	15,214,981	—	15,214,981	—

Total Investments in Securities	$283,892,114	$268,677,133	$15,214,981	$—

*	See Portfolio of Investments for country breakout.
     The following is a reconciliation of the Global Value Fund’s Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Equity Securities
	Total	Ireland

Balance as of March 31, 2010	$90,224	$90,224
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	4,400	4,400
Net purchases (sales)	—	—
Transfer in and/or out of Level 3	—	—

Balance as of March 31, 2011	$94,624	$94,624

     The net unrealized gains presented in the table above relate to investments that were held on March 31, 2011. The Global Value Fund presents these gains on the Statements of Operations as net unrealized appreciation of securities.
     At the end of each calendar quarter, management evaluates the pricing inputs used for Level 1 and 2 assets. As of March 31, 2011, a security with an end of period value of $3,605,853 held by the Global Value Fund was transferred from Level 2 into Level 1 due to higher trading volume. There were no transfers between levels for any of the other Funds.

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
     Foreign Currency The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities which result from changes in foreign currency exchange rates have been included in net unrealized appreciation (depreciation) of securities. All other unrealized gains and losses which result from changes in foreign currency exchange rates have been included in net unrealized appreciation (depreciation) of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.
     Forward Exchange Contracts The Global Value Fund and Value Fund are subject to foreign currency exchange risk in the normal course of pursuing their investment objectives and may enter into forward exchange contracts for non-trading purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each of the Funds as an unrealized gain or loss on the Statement of Operations. When the contract is closed, the Funds record a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of open contracts at March 31, 2011 and the value of the contracts at the time they were opened is included on the Statement of Assets and Liabilities under unrealized appreciation (depreciation) of forward exchange contracts.
     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.
     For open contracts at March 31, 2011, see the Schedule of Investments, which is also indicative of activity for the year ended March 31, 2011. The average notional amount is consistent with the amount shown in the portfolio of investments.
     Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Large nonrecurring dividends, if any, recognized by a Fund are presented separately on the Statement of Operations as “special dividends” and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis.
     Foreign Taxes The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, a portion of which may be recoverable. The Funds’ custodian applies for refunds on behalf of each Fund where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.
     Tweedy, Browne is reimbursed by the Funds for the cost of settling transactions in U.S. securities for the Funds through its clearing broker. For the year ended March 31, 2011, Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund reimbursed Tweedy, Browne $450, $210, $405 and $960, respectively, for such transaction charges.
     Dividends and Distributions to Shareholders Dividends from net investment income, if any, will be declared and paid annually for the Global Value Fund, Global Value Fund II -Currency Unhedged, and Value Fund and semi-annually for the Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2011 is as follows:

				Worldwide
		Global Value		High
		Fund II –		Dividend
Distributions	Global	Currency		Yield
paid from:	Value Fund	Unhedged	Value Fund	Value Fund

Investment income	$49,320,734	$484,837	$4,101,025	$4,289,269

Short-term capital gain	—	45,331	—	—

Ordinary income	49,320,734	530,168	4,101,025	4,289,269

Long-term capital gain	10,504,314	—	21,366,217	—

Total Distributions	$59,825,048	$530,168	$25,467,242	$4,289,269

     The character of distributions paid on a tax basis during the fiscal year ended March 31, 2010 is as follows:

				Worldwide
		Global Value		High
		Fund II –		Dividend
Distributions	Global	Currency		Yield
paid from:	Value Fund	Unhedged	Value Fund	Value Fund

Investment income	$65,076,197	$7,147	$4,497,188	$2,849,813

Short-term capital gain	—	—	—	—

Ordinary income	65,076,197	7,147	4,497,188	2,849,813

Long-term capital gain	—	—	—	—

Total Distributions	$65,076,197	$7,147	$4,497,188	$2,849,813

     As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

		Global		Worldwide
		Value		High
		Fund II –		Dividend
	Global	Currency		Yield
	Value Fund	Unhedged	Value Fund	Value Fund

Undistributed ordinary income	$10,277,418	$140,119	$768,981	$906,803

Undistributed realized gain	—	171,310	—	—

Unrealized appreciation/(depreciation)	1,934,404,698	7,939,893	164,072,366	33,201,084

Accumulated capital and other losses	(18,992,049)	(14,610)	(1,358,750)	(9,566,978)

Total	$1,925,690,067	$8,236,712	$163,482,597	$24,540,909

     Federal Income Taxes Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
     Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and distribution redesignations were identified and reclassified among the components of each Fund’s net assets as follows:

		Global		Worldwide
		Value		High
		Fund II –		Dividend
	Global	Currency		Yield
	Value Fund	Unhedged	Value Fund	Value Fund

Undistributed ordinary income	$271	$21,674	$(54,872)	$276,136

Undistributed net realized gain (loss)	(271)	17,980	54,872	(276,136)

Paid-in capital	—	(39,654)	—	—

Results of operations and net assets were not affected by these reclassifications.
     As of March 31, 2011, the Worldwide High Dividend Yield Value Fund had a capital loss carryforward of $8,624,763 expiring in 2018, which may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code.
     Net capital and foreign currency losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Post-October capital losses are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October foreign currency losses will offset future net investment income and thereby reduce future ordinary income distributions. For the year ended March 31, 2011, the Funds deferred to April 1, 2011 post-October capital and currency losses of:

		Foreign
Fund	Capital Losses	Currency Losses

Global Value Fund	$18,992,049	$—

Global Value Fund II — Currency Unhedged	—	14,610

Value Fund	1,312,915	45,835

Worldwide High Dividend Yield Value Fund	—	942,215

     The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.
     Expenses Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method. Depending on their nature, costs to organize

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
and offer the Global Value Fund II — Currency Unhedged were either expensed as incurred or capitalized and amortized to expense, on a straight line basis, over the first twelve months of the Fund’s operations.

3.	Investment Advisory Fee, Other Related Party Transactions and Administration Fee
     The Company, on behalf of each Fund, has entered into separate investment advisory agreements with Tweedy, Browne (each, an “Advisory Agreement”). Under each Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of each Fund’s average daily net assets. The fee is payable monthly, provided each Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2011, Tweedy, Browne received $55,150,254, $727,569, $5,114,246 and $2,485,432 for Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.
     The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Global Value Fund II — Currency Unhedged and the Worldwide High Dividend Yield Value Fund to the extent necessary to maintain the total annual fund operating expenses for each Fund (excluding fees and expenses from investments in other investment companies, brokerage, interest, taxes and extraordinary expenses) at no more than 1.37% of each Fund’s average daily net assets. This arrangement will continue at least through December 31, 2012. In the year ended March 31, 2011, Tweedy, Browne waived $125,363 and $39,494 for Global Value Fund II — Currency Unhedged and Worldwide High Dividend Yield Value Fund, respectively. In this arrangement, Global Value Fund II — Currency Unhedged and Worldwide High Dividend Yield Value Fund have agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to such repayment such adjusted total annual fund operating expenses would not exceed 1.37% of each Fund’s average daily net assets on an annualized basis. At March 31, 2011, the amount of potential recovery expiring March 31, 2012 and March 31, 2013 on Global Value II — Currency Unhedged was $106,135 and $125,363, respectively. At March 31, 2011, the amount of potential recovery expiring March 31, 2012 and March 31, 2013 on Worldwide High Dividend Yield Value Fund was $109,158 and $39,494, respectively.
     As of March 31, 2011, the current and retired managing directors and their families, as well as employees of Tweedy, Browne, have approximately $96.0 million, $2.8 million, $56.4 million and $4.0 million of their own money invested in Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.
     The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Funds’ net assets:

		Between	Between
		$1 Billion	$5 Billion
	Up to	and	and	Exceeding
	$1 Billion	$5 Billion	$10 Billion	$10 Billion

Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%

Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

     Pursuant to an agreement dated December 15, 2010, the Company has agreed to pay Tweedy, Browne for certain compliance and shareholder servicing services provided to the Funds effective January 1, 2011. For these services the Company pays Tweedy, Browne $200,000 per year, allocated pro-rata based on the relative average net assets of the Funds.
     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $100,000 annually, to be paid quarterly in $25,000 increments plus out-of-pocket expenses for their services as directors. The annual fee of $100,000 paid to each Non-Interested Director is divided proportionately between the Funds.
     Bank of New York Mellon Asset Servicing, an indirect, wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ custodian pursuant to a custody agreement (the “Custody Agreement”). BNY Mellon also serves as the Funds’ transfer agent. Tweedy, Browne also serves as the distributor to the Funds and pays all distribution fees. No distribution fees are paid by the Funds.

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
4. Securities Transactions
     The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. The following chart lists the affiliated companies owned by the Global Value Fund, as well as transactions that occurred in the securities of such affiliates during the year ended March 31, 2011:

Shares or Par						Shares or Par	Dividend	Net Realized Gain
Amount Held		Value at	Purchase	Sales	Value at	Amount Held	Income 4/1/10	(Loss) 4/1/10 to
at 3/31/10	Name of Issuer	3/31/10	Cost	Proceeds	3/31/11	at 3/31/11	to 3/31/11	3/31/11

182,827	Siegfried Holding AG	$16,588,265	$—	$—	$19,434,799	182,827	$—	$—

—	Siegfried Holding AG 5% Convertible Bond	—	4,852,020	—	6,914,595	CHF 5,223,200	—	—

185,918	PubliGroupe SA, Registered	18,546,758	—	—	24,447,653	185,918	—	—

3,974,658	Carclo PLC	8,742,269	—	7,722,259	8,128,497	1,788,700 [1]	105,632	1,160,399

4,795,392	Sol SPA	27,706,652	—	—	37,904,740	4,795,392	496,889	—

1,111,317	Unidare	90,224	—	—	94,624	1,111,317	—	—

		$71,674,168	$4,852,020	$7,722,259	$96,924,908		$602,521	$1,160,399

[1]	Represents less than 5% of the outstanding voting shares as of March 31, 2011.
     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2011, are as follows:

		Global		Worldwide
		Value		High
		Fund II –		Dividend
	Global	Currency		Yield
	Value Fund	Unhedged	Value Fund	Value Fund

Purchases	$609,641,134	$42,417,061	$69,107,405	$135,211,615

Sales	457,540,721	830,793	38,974,797	26,783,589

     The aggregate gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) as computed on a federal income tax basis, at March 31, 2011 for each Fund is as follows:

	Gross	Gross	Net
	Appreciation	(Depreciation)	Appreciation

Global Value Fund	$2,007,097,160	$(68,759,090)	$1,938,338,070

Global Value Fund II — Currency Unhedged	8,429,120	(493,529)	7,935,591

Value Fund	167,234,603	(3,194,437)	164,040,166

Worldwide High Dividend Yield Value Fund	34,405,573	(1,213,169)	33,192,404

5. Capital Stock
     The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 of the unissued shares have been designated as shares of the Global Value Fund, Global Value Fund II — Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Redemptions from the Global Value Fund, Global Value Fund II — Currency Unhedged and the Worldwide High Dividend Yield Value Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by each Fund.
     Changes in shares outstanding for the year ended March 31, 2011 were as follows:

	Global Value Fund
	Shares	Amount

Sold	27,143,671	$613,208,572
Reinvested	2,299,892	54,783,264
Redeemed	(27,388,653)	(620,657,622)

Net Increase	2,054,910	$47,334,214

	Global Value Fund II – Currency Unhedged
	Shares	Amount

Sold	5,612,265	$60,357,916
Reinvested	45,606	503,493
Redeemed	(763,745)	(7,882,077)

Net Increase	4,894,126	$52,979,332

	Value Fund
	Shares	Amount

Sold	4,334,409	$82,128,199
Reinvested	1,277,088	24,199,131
Redeemed	(2,769,734)	(51,911,076)

Net Increase	2,841,763	$54,416,254

	Worldwide High Dividend Yield Value Fund
	Shares	Amount

Sold	18,031,196	$159,077,567
Reinvested	494,416	4,120,657
Redeemed	(4,886,230)	(43,039,882)

Net Increase	13,639,382	$120,158,342

TWEEDY, BROWNE FUND INC.
Notes to Financial Statements
     Changes in shares outstanding for the year/period ended March 31, 2010 were as follows:

	Global Value Fund
	Shares	Amount

Sold	16,183,502	$310,820,977
Reinvested	2,847,795	60,316,177
Redeemed	(43,193,564)	(826,557,527)

Net Decrease	(24,162,267)	$(455,420,373)

	Global Value Fund II – Currency Unhedged*
	Shares	Amount

Sold	3,729,320	$37,683,306
Reinvested	695	7,077
Redeemed	(362,782)	(3,685,054)

Net Increase	3,367,233	$34,005,329

	Value Fund
	Shares	Amount

Sold	2,194,770	$34,928,495
Reinvested	231,562	4,242,285
Redeemed	(5,193,075)	(83,620,924)

Net Decrease	(2,766,743)	$(44,450,144)

	Worldwide High Dividend Yield Value Fund
	Shares	Amount

Sold	5,640,817	$44,099,433
Reinvested	357,131	2,731,743
Redeemed	(2,280,415)	(17,939,718)

Net Increase	3,717,533	$28,891,458

*	Commenced operations on October 26, 2009.
6. Foreign Securities
     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to a Fund), war, seizure, political and social instability and diplomatic developments.
7. Securities Lending
     The Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At March 31, 2011, the Funds did not have any securities out on loan.
8. New Accounting Pronouncement
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06, “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures,” to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

TWEEDY, BROWNE FUND INC.
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm
To the Shareholders of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II — Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund and the Board of Directors of Tweedy, Browne Fund Inc.:
     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tweedy, Browne Global Value Fund, Tweedy, Browne Global Value Fund II — Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (the “Funds”, each a series of Tweedy, Browne Fund Inc.) at March 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
May 24, 2011

TWEEDY, BROWNE FUND INC.
Other Information (Unaudited)
     Year Ended March 31, 2011
1. Tax Information
     For shareholders who do not have a March 31, 2011 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in January 2012 reporting the amounts and tax characterization of distributions for the 2011 calendar year.
     For the fiscal year ended March 31, 2011, the amount of long-term capital gain designated by the Funds, which may be subsequently determined to be different, and is taxable at a 15% rate gain for federal income tax purposes was:

Fund

Global Value Fund	$10,504,314

Global Value Fund II — Currency Unhedged	$171,310

Value Fund	$21,366,217

Worldwide High Dividend Yield Value Fund	$—

     Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2011, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund

Global Value Fund	16.36%

Global Value Fund II — Currency Unhedged	25.43%

Value Fund	96.02%

Worldwide High Dividend Yield Value Fund	55.66%

     For the fiscal year ended March 31, 2011, the percentage of the distributions paid by the Funds that qualifies for the 15% dividend tax rate was:

Fund

Global Value Fund	100%

Global Value Fund II — Currency Unhedged	100%

Value Fund	100%

Worldwide High Dividend Yield Value Fund	100%

     If the Funds meet the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Funds may elect to pass through to its shareholders credits for foreign taxes paid.
     For the fiscal year ended March 31, 2011, the gross income derived from foreign sources and foreign taxes paid were:

	Global Value Fund
	Dollar Amount	Per Share

Foreign Source Income	$114,394,828	$0.5819

Foreign Taxes	10,813,214	0.0550

	Global Value Fund II – Currency Unhedged
	Dollar Amount	Per Share

Foreign Source Income	$1,311,183	$0.1587

Foreign Taxes	101,003	0.0122

	Worldwide High Dividend Yield Value Fund
	Dollar Amount	Per Share

Foreign Source Income	$4,258,403	$0.1397

Foreign Taxes	305,262	0.0100

2. Portfolio Information
     The Company files the Funds’ complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available (1) on the SEC’s website at http://www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 1-800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.
3. Proxy Voting Information
     The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789 or by visiting the Funds’ website at www.tweedy.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

TWEEDY, BROWNE FUND INC.
Other Information (Unaudited)
NON-INTERESTED DIRECTORS

				Other
				Public Company
			Number of	and Investment
			Portfolios in	Company
	Term of		Fund	Directorships
	Office and		Complex	Held by
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	Director during
Position(s) with Company	Time Served[1]	during Past 5 Years	Director	the Past 5 Years

Paul F. Balser 420 Lexington Avenue New York, NY 10170 Age: 69 Director	10 years	Partner, Ironwood Manufacturing Fund, LP (private equity investments), since 2003; Partner, Ironwood Management Fund (private equity investments), since 2007; Partner, Ironwood Partners LLC (private equity investments), since 2001; Partner, Generation Partners (private equity investments) from August 1995 to September 30, 2004.	4	Director, Janus Capital Group Inc. (asset management)

Bruce A. Beal 177 Milk Street Boston, MA 02109 Age: 74 Director	18 years	Partner and Chairman, The Beal Companies (real estate development and investment companies); Real estate consultant.	4	None

John C. Hover II 72 North Main Street New Hope, PA 18938 Age: 68 Director	8 years	Former Executive Vice President, United States Trust Company of New York (Retired since 2000).	4	Member of the Board of Directors/Managers of various funds managed by Bank of America’s Alternative Investments Group (11 Funds); Board of Managers, Excelsior Directional Hedge Fund of Funds, Ltd.; Board of Managers, Excelsior Multi-Strategy Hedge Fund of Funds 2, Ltd.; Board of Managers, Grosvenor Multi-Strategy Offshore Fund, Ltd.

Richard B. Salomon 277 Park Avenue New York, NY 10172 Age: 63 Director	15 years	Member, Cozen O’Connor LLC (law firm) since April 2009. Partner, Wolf, Block, LLP (law firm) from April 2005 to April 2009.	4	None

INTERESTED DIRECTORS[2]

William H. Browne 350 Park Avenue New York, NY 10022 Age: 66 Chairman and Director	2 year	Managing Director, Tweedy, Browne Company LLC.	4	N/A

Thomas H. Shrager 350 Park Avenue New York, NY 10022 Age: 54 President and Director	3 years	Managing Director, Tweedy, Browne Company LLC.	4	N/A

TWEEDY, BROWNE FUND INC.
Other Information (Unaudited)
OFFICERS WHO ARE NOT DIRECTORS

Other
Public Company
			Number of	and Investment
			Portfolios in	Company
	Term of		Fund	Directorships
	Office and		Complex	Held by
Name, Address, Age and	Length of	Principal Occupation(s)	Overseen by	Director during
Position(s) with Company	Time Served[1]	during Past 5 Years	Director	the Past 5 Years

Patricia A. Rogers 350 Park Avenue New York, NY 10022 Age: 44 Chief Compliance Officer	7 years	Chief Compliance Officer of the Funds since June 2004; Associate General Counsel, Tweedy, Browne Company LLC.	N/A	N/A

M. Gervase Rosenberger 350 Park Avenue New York, NY 10022 Age: 60 Chief Operating Officer, Vice President and Secretary	18 years	Executive Vice President, Tweedy, Browne Company LLC since 2001; General Counsel and Chief Compliance Officer, Tweedy, Browne Company LLC until 2001.	N/A	N/A

John D. Spears 350 Park Avenue New York, NY 10022 Age: 62 Vice President	18 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

Robert Q. Wyckoff, Jr. 350 Park Avenue New York, NY 10022 Age: 58 Treasurer	9 years	Managing Director, Tweedy, Browne Company LLC.	N/A	N/A

1	Directors serve for a term until the earliest of the next annual meeting of stockholders and the election and qualification of their successors, or their: (i) removal, (ii) resignation or (iii) death.

2	“Interested person” of the Company as defined in the Investment Company Act of 1940, as amended (“1940 Act”). Messrs. William H. Browne and Thomas H. Shrager are each an “interested person” because of their affiliation with Tweedy, Browne Company LLC, which acts as the Funds’ investment adviser and distributor.

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TWEEDY, BROWNE FUND INC.
350 Park Avenue, New York, NY 10022
800-432-4789
www.tweedy.com

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that Paul Balser is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $200,000 for 2011 and $200,000 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $425 for 2011 and $3,309 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $19,600 for 2011 and $19,600 for 2010.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $22,400 for 2011 and $29,909 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Fund’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the Fund and for permitted non-audit services for the Fund’s investment adviser and any affiliates thereof that provide services to the Fund if such non-audit services have a direct impact on the operations or financial reporting of the Fund.
(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $42,425 for 2011 and $52,818 for 2010.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
Not applicable.

Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(registrant) Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President
(principal executive officer)

Date May 27, 2011

By (Signature and Title)*	/s/ Robert Q. Wyckoff, Jr.
Robert Q. Wyckoff, Jr., Treasurer
(principal financial officer)

Date May 27, 2011

*	Print the name and title of each signing officer under his or her signature.